                                    --------------------------------------------
                                                  Annual Report

                                                  December 31, 1997

                                                  Allmerica Select
                                    --------------------------------------------








                                                  . Allmerica Select Resource

                                                  . Allmerica Select Resource II

                                                  . Allmerica Select Life

                                                  . Allmerica Select Inheiritage

--------------------------------------------------------------------------------

                Allmerica Select gives you access to some of the
             world's leading money managers, selected and monitored
                        by independent industry experts.

        It offers you an array of advantages typically reserved for the nation's largest and most sophisticated investors including:

             Access to a range of highly respected money managers.

       The comprehensive research capabilities of a nationally recognized pension consulting firm, to help identify the most qualified and best suited money managers representing a range of investment approaches.

    The opportunity to diversify across investment categories and investment styles - to better meet your investment needs.

           Objective monitoring of the money managers' performance by
          Allmerica Select's Manager Evaluation Committee, made up of highly experienced industry professionals.

           Personalized performance reports and timely market updates to help keep you on target.

         Significant tax advantages, including tax-deferred growth and tax-free transfers between investment options.

--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
OFFICERS OF FIRST ALLMERICA
FINANCIAL LIFE INSURANCE COMPANY
AND ALLMERICA FINANCIAL LIFE
INSURANCE AND ANNUITY COMPANY
John F. O'Brien, President, CEO (FAFLIC)
  and Chairman of the Board (AFLIAC)
Richard M. Reilly, President and CEO (AFLIAC)
Edward J. Parry, III, Vice President,
  CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

INVESTMENT MANAGER
Allmerica Investment
  Management Company, Inc.
440 Lincoln Street, Worcester, MA 01653

GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

CUSTODIAN
Bankers Trust Company
16 Wall Street, New York, NY 10005

LEGAL COUNSEL
Ropes & Gray
One International Place, Boston, MA 02110

ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

OFFICERS OF ALLMERICA
Investment Trust (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary

BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
Cynthia A. Hargadon/1/
Gordon Holmes/1/
John P. Kavanaugh
Bruce E. Langton/1/
Attiat F. Ott/1/
Richard M. Reilly
Ranne P. Warner/1/

/1/ Independent Trustees


INVESTMENT SUB-ADVISERS
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
  Money Market Fund

Bank of Ireland Asset Management
  (U.S.) Limited
U.S. Offices:
20 Horseneck Lane, Greenwich, CT 06830
Main Offices:
26 Fitzwilliam Place, Dublin 2, Ireland
  Select International Equity Fund

Janus Capital Corporation
100 Fillmore Street - Suite 300
Denver, CO 80206-4923
  Select Capital Appreciation Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, 25th Floor
New York, NY 10022
  Select Growth and Income Fund

Nicholas-Applegate Capital
Management, L.P.
600 West Broadway - Suite 2900
San Diego, CA 92101
  Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
  Select Income Fund

Investment Advisers
Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP2 Equity-Income Portfolio
  Fidelity VIP2 Growth Portfolio
  Fidelity VIP2 High Income Portfolio

Rowe Price-Fleming International, Inc.
100 E. Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio

/2/ VIP refers to Variable Insurance Products Fund.


---------------------
       CONTENTS
------------------------------------------------------------------

A Letter From the Chairman ......................................2

Fund Performance Summary ........................................3

Product Performance Summaries ...................................4
Allmerica Select Resource/Resource II
   Variable Annuity .............................................4
Allmerica Select Life
   Variable Universal Life ......................................5
Allmerica Select Inheiritage (FAFLIC)
   Variable Universal Survivorship Life .........................6
Allmerica Select Inheiritage (AFLIAC)
   Variable Universal Survivorship Life .........................7

Domestic & International Equity Market Overview .................8
Select Aggressive Growth Fund ..................................10
Select Capital Appreciation Fund ...............................11
T. Rowe Price International Stock Portfolio ....................12
Select International Equity Fund ...............................13
Fidelity VIP2 Growth Portfolio .................................14
Select Growth Fund .............................................15
Fidelity VIP2 Equity-Income Portfolio ..........................16
Select Growth and Income Fund ..................................17

Bond & Money

Market Overview ................................................18
Fidelity VIP2 High Income Portfolio ............................20
Select Income Fund .............................................21
Money Market Fund ..............................................22

Financials ....................................................F-1

For further information, see the accompanying annual reports.

See Client Notices on page F-35.

--------------------------------------------------------------------------------
                          A LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


[PHOTO OF JOHN E. O'BRIEN APPEARS HERE]

Dear Client:

     During 1997, investors benefited from generally healthy U.S. financial markets. The stock market delivered an unprecedented third consecutive year of returns over 20% and the bond market also enjoyed its best results since 1995.

     This year's exceptional performance, however, masks the volatility which occurred, particularly in the U.S. equity markets. In fact, market volatility in 1997 was the fourth highest in the last 50 years. However, not only did almost all of the gain in the S&P 500(R) occur during the first seven months of the year, returns were concentrated in just a handful of large company stocks. Understandably, this proved particularly frustrating to investors in smaller company stocks and to those large-cap managers with broadly diversified portfolios.

     Internationally, the markets proved quite challenging. The larger developed countries in the Morgan Stanley EAFE Index delivered solid returns through July but ended the year with a modest total return of approximately 2%. While Europe delivered strong returns to investors, a 21% decline in the Japanese market and the effects of a strong U.S. dollar eroded results. Emerging markets in Asia had a particularly tough year as many of these markets declined dramatically in the face of spiraling debt and asset deflation.

     As a result of 1997's international turmoil, many investors sought shelter in the relative safety of the U.S. bond market which returned over 9% for the year.

     Looking ahead to 1998, many economists are optimistic about the market's potential and are anticipating good, but more "normal" equity returns. We caution that the equity markets offer no guarantees. This is why we encourage you to continue to work with your financial advisor to develop, implement and monitor a disciplined investment program.

     In addition, we encourage you to set realistic return expectations and remain focused on your long-term goals. As we've stressed in the past, we believe one prudent way to participate in any future market potential is through long-term, tax-deferred professionally managed investment vehicles.

     Finally, as we look at the overall performance of our managers, we are pleased with the results. For calendar year 1997, 50% outperformed their peer group, as measured by Lipper Analytical Services. For the more meaningful three-year period, 89% of our managers outperformed their competitors. We feel these results validate our disciplined approach to investment management which includes careful definition of investment parameters and rigorous monitoring of managers' results.

     As we begin a new year, a tax issue has arisen that warrants our attention. As part of its Fiscal 1999 budget submission, the Administration has proposed troubling taxes on new variable annuity and variable life policyholders. While the details are not yet final and are subject to change, and would as proposed apply only to policies acquired after the effective date of any new legislation, we believe the spirit of these proposals is inconsistent with broad national, social and tax policies and would make it more difficult for Americans to save for retirement and achieve financial security. On your behalf and the behalf of others who seek to plan responsibly for retirement, we have joined a strong, broad-based industry coalition to defeat this legislation. We are confident our voice will be heard. We continue to work hard to earn your trust and look forward to continuing to serve your future investment and retirement needs.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

--------------------------------------------------------------------------------
                           FUND PERFORMANCE SUMMARY
--------------------------------------------------------------------------------

                  Average Annual Total Returns as of 12/31/97

   For easy reference, the total returns for the Funds are summarized below. Keep in mind that these returns are net of all Fund charges. For returns that reflect the deduction of product charges, please refer to the Product
       Performance Summaries on the following pages beginning on page 4.

                                                                                 Ten Years
                                                      Fund                         or Life
                                                 Inception       One       Five    of Fund
Funds                                                 Date      Year      Years   (if less)
-------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund                      8/21/92     18.71%     16.80%    19.57%
Select Capital Appreciation Fund                   4/28/95     14.28%      N/A      22.89%
Select International Equity Fund                    5/2/94      4.65%      N/A      11.14%
Select Growth Fund                                 8/21/92     34.06%     15.15%    16.37%
Select Growth and Income Fund                      8/21/92     22.51%     16.57%    15.36%
Select Income Fund                                 8/21/92      9.17%      6.86%     6.51%
Money Market Fund                                  4/29/85      5.47%      4.71%     5.80%

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio        3/31/94      3.09%      N/A       8.07%

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP)
Fidelity VIP Growth Portfolio                      10/9/86     23.48%     18.00%    17.19%
Fidelity VIP Equity-Income Portfolio               10/9/86     28.11%     20.16%    16.72%
Fidelity VIP High Income Portfolio                 9/19/85     17.67%     13.91%    12.81%

Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
            ALLMERICA SELECT RESOURCE/RESOURCE II - Variable Annuity
                  Average Annual Total Returns as of 12/31/97

         For easy reference, the total returns for the Allmerica Select Resource/Resource II sub-accounts of FAFLIC and AFLIAC are summarized below.
 Keep in mind that these returns are net of all product charges except for the annual contract fee. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                                WITHOUT SURRENDER CHARGE                  WITH SURRENDER CHARGE
                                                      ----------------------------------     ----------------------------------

                                                                               TEN YEARS                              TEN YEARS
                                             FUND                                OR LIFE                                OR LIFE
                                        INCEPTION          ONE         FIVE      OF FUND          ONE         FIVE      OF FUND
SUB-ACCOUNTS                                 DATE         YEAR        YEARS    (IF LESS)         YEAR        YEARS    (IF LESS)
-------------------------------------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund             8/21/92       17.07%       15.19%       17.89%       10.57%       14.85%       17.71%
Select Capital Appreciation Fund          4/28/95       12.70%        N/A         21.17%        6.20%        N/A         19.80%
Select International Equity Fund           5/2/94        3.20%        N/A          9.58%       -2.83%        N/A          8.72%
Select Growth Fund                        8/21/92       32.22%       13.62%       14.74%       25.72%       13.26%       14.53%
Select Growth and Income Fund             8/21/92       20.83%       14.96%       13.74%       14.33%       14.62%       13.53%
Select Income Fund                        8/21/92        7.66%        5.38%        5.02%        1.36%        4.88%        4.71%
Money Market Fund                         4/29/85        4.01%        3.26%        4.31%       -2.07%        2.73%        4.31%

T. ROWE PRICE INTERNATIONAL
SERIES, INC.
T. Rowe Price International
Stock Portfolio                           3/31/94        1.67%        N/A          6.55%       -4.28%        N/A          5.65%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIP AND VIP II)
Fidelity VIP Growth Portfolio             10/9/86       21.78%       16.34%       15.55%       15.28%       16.01%       15.55%
Fidelity VIP Equity-Income
  Portfolio                               10/9/86       26.34%       18.47%       15.08%       19.84%       18.17%       15.08%
Fidelity VIP High Income Portfolio        9/19/85       16.05%       12.31%       11.23%        9.55%       11.93%       11.23%

Performance returns given above are for the Allmerica Select
Resource/Resource II sub-accounts of FAFLIC and AFLIAC and assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining sales charge. The maximum contingent deferred sales charge is 6.5%.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 10.

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
                ALLMERICA SELECT LIFE - Variable Universal Life
                  Average Annual Total Returns as of 12/31/97

For easy reference, the total returns for the Allmerica Select Life sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                             WITHOUT SURRENDER AND                     WITH SURRENDER AND
                                                            MONTHLY POLICY CHARGES                 MONTHLY POLICY CHARGES
                                                  --------------------------------       --------------------------------

                                                                         TEN YEARS                              TEN YEARS
                                       FUND                                OR LIFE                                OR LIFE
                                  INCEPTION          ONE         FIVE      OF FUND          ONE         FIVE      OF FUND
SUB-ACCOUNTS                           DATE         YEAR        YEARS    (IF LESS)         YEAR        YEARS    (IF LESS)
-------------------------------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund       8/21/92       17.76%       15.86%       18.61%        -98.19%      5.55%       9.48%
Select Capital Appreciation Fund    4/28/95       13.37%         N/A        21.90%       -100.00%       N/A       -9.57%
Select International Equity Fund     5/2/94        3.81%         N/A        10.25%       -100.00%       N/A       -8.86%
Select Growth Fund                  8/21/92       33.00%       14.23%       15.44%        -84.61%      3.75%       6.04%
Select Growth and Income Fund       8/21/92       21.54%       15.64%       14.43%        -94.82%      5.31%       4.93%
Select Income Fund                  8/21/92        8.30%        6.00%        5.66%       -100.00%     -5.48%      -4.82%
Money Market Fund                   4/29/85        4.63%        3.87%        4.95%       -100.00%     -7.92%       0.60%

T. ROWE PRICE INTERNATIONAL
SERIES, INC.
T. Rowe Price International
Stock Portfolio                     3/31/94        2.27%         N/A         7.20%       -100.00%       N/A      -11.58%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIP)
Fidelity VIP Growth Portfolio       10/9/86       22.50%       17.05%       16.25%        -93.97%      6.85%      12.49%
Fidelity VIP Equity-Income
Portfolio                           10/9/86       27.09%       19.20%       15.78%        -89.88%      9.20%      12.00%
Fidelity VIP High Income Portfolio  9/19/85       16.73%       13.00%       11.91%        -99.10%      2.39%       7.96%

Performance returns given above are for the Allmerica Select Life sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
      ALLMERICA SELECT INHEIRITAGE - Variable Universal Survivorship Life
                  Average Annual Total Returns as of 12/31/97

   For easy reference, the total returns for the Allmerica Select Inheiritage sub-accounts of FAFLIC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                             WITHOUT SURRENDER AND                     WITH SURRENDER AND
                                                            MONTHLY POLICY CHARGES                 MONTHLY POLICY CHARGES
                                                ----------------------------------     ----------------------------------

                                                                         TEN YEARS                              TEN YEARS
                                       FUND                                OR LIFE                                OR LIFE
                                  INCEPTION          ONE         FIVE      OF FUND          ONE         FIVE      OF FUND
SUB-ACCOUNTS                           DATE         YEAR        YEARS    (IF LESS)         YEAR        YEARS    (IF LESS)
-------------------------------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund       8/21/92       17.36%       15.45%       18.19%        -85.58%      7.99%      12.03%
Select Capital Appreciation Fund    4/28/95       12.98%         N/A        21.47%        -89.79%       N/A       -4.49%
Select International Equity Fund     5/2/94        3.46%         N/A         9.86%        -98.93%       N/A       -7.50%
Select Growth Fund                  8/21/92       32.55%       13.82%       15.03%        -70.99%      6.10%       8.45%
Select Growth and Income Fund       8/21/92       21.13%       15.23%       14.03%        -81.96%      7.74%       7.30%
Select Income Fund                  8/21/92        7.91%        5.63%        5.28%        -94.66%     -3.65%      -2.97%
Money Market Fund                   4/29/85        4.27%        3.50%        4.58%        -98.15%     -6.27%       2.37%

T. ROWE PRICE INTERNATIONAL
SERIES, INC.
T. Rowe Price International
Stock Portfolio                     3/31/94        1.93%         N/A         6.82%       -100.00%       N/A      -10.44%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIP)
Fidelity VIP Growth Portfolio       10/9/86       22.09%       16.64%       15.84%        -81.04%      9.36%      14.31%
Fidelity VIP Equity-Income
Portfolio                           10/9/86       26.66%       18.78%       15.37%        -76.65%     11.80%      13.82%
Fidelity VIP High Income Portfolio  9/19/85       16.34%       12.60%       11.51%        -86.56%      4.68%       9.78%

Performance returns given above are for the Allmerica Select Inheiritage sub-accounts of FAFLIC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                          PRODUCT PERFORMANCE SUMMARY
--------------------------------------------------------------------------------
      ALLMERICA SELECT INHEIRITAGE - Variable Universal Survivorship Life
                  Average Annual Total Returns as of 12/31/97

   For easy reference, the total returns for the Allmerica Select Inheiritage sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.

                                                             WITHOUT SURRENDER AND                     WITH SURRENDER AND
                                                            MONTHLY POLICY CHARGES                 MONTHLY POLICY CHARGES
                                                ----------------------------------     ----------------------------------

                                                                         TEN YEARS                              TEN YEARS
                                       FUND                                OR LIFE                                OR LIFE
                                  INCEPTION          ONE         FIVE      OF FUND          ONE         FIVE      OF FUND
SUB-ACCOUNTS                           DATE         YEAR        YEARS    (IF LESS)         YEAR        YEARS    (IF LESS)
-------------------------------------------------------------------------------------------------------------------------
ALLMERICA INVESTMENT TRUST
Select Aggressive Growth Fund       8/21/92       17.36%       15.45%       18.19%        -87.31%      7.32%      11.43%
Select Capital Appreciation Fund    4/28/95       12.98%         N/A        21.47%        -91.47%       N/A       -5.86%
Select International Equity Fund     5/2/94        3.46%         N/A         9.86%       -100.00%       N/A       -8.64%
Select Growth Fund                  8/21/92       32.55%       13.82%       15.03%        -72.91%      5.43%       7.84%
Select Growth and Income Fund       8/21/92       21.13%       15.23%       14.03%        -83.74%      7.07%       6.69%
Select Income Fund                  8/21/92        7.91%        5.63%        5.28%        -96.27%     -4.37%      -3.64%
Money Market Fund                   4/29/85        4.27%        3.50%        4.58%        -99.72%     -7.01%       2.09%

T. ROWE PRICE INTERNATIONAL
SERIES, INC.
T. Rowe Price International
Stock Portfolio                     3/31/94        1.93%         N/A         6.82%       -100.00%       N/A      -11.57%

FIDELITY VARIABLE INSURANCE
PRODUCTS FUND (VIP)
Fidelity VIP Growth Portfolio       10/9/86       22.09%       16.64%       15.84%        -82.83%      8.70%      14.06%
Fidelity VIP Equity-Income
Portfolio                           10/9/86       26.66%       18.78%       15.37%        -78.50%     11.15%      13.57%
Fidelity VIP High Income Portfolio  9/19/85       16.34%       12.60%       11.51%        -88.28%      4.00%       9.52%

Performance returns given above are for the Allmerica Select Inheiritage sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

DOMESTIC & INTERNATIONAL EQUITY MARKET OVERVIEW

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

     Robust economic growth, strong corporate earnings, decreasing interest rates and a stronger dollar all combined to produce a third consecutive year of unprecedented gains for the stock market in 1997.

     After a first quarter tightening of interest rates by the Federal Reserve, the economy settled into a slow-growth, low-inflation pattern. Both inflation and long-term interest rates fell, creating ideal conditions for the U.S. stock market to flourish, albeit in the face of developing weakness in Asia.

     Overall, the Dow Jones Industrial Average rose 22.6% and the S&P 500(R) stock index soared 33.4%, the first time both had risen more than 20% for three straight years. But 1997 was also characterized by greater volatility as demonstrated by the mini-correction on October 27, when the Dow Jones Industrial Average plummeted more than 550 points in what proved to be the biggest point-drop ever. Even though the stock market rebounded with a 4.7% gain the next day, this activity clearly shook investor confidence.

     Overall, U.S. equity performance was dominated by large-cap companies as it had been in the last two years. Although small- and mid-cap stocks rallied for a short time during the third quarter, the brand name value and diversified structure of large caps prevailed. In fact, the same big companies which led the Dow Jones Industrial Average above 7000 in February and over 8000 in July proved to be the year's winners. These companies included Coca-Cola, International Business Machines, General Electric and Gillette.

     In terms of sector performance, financial services companies led the market's record-smashing gains, as surging merger and acquisition activity caused valuations to climb on these issues along with their prices.

     In addition, telecommunications, cable, airline and electric-utility stocks all posted particularly healthy returns for the year.

     Technology stocks, however, accounted for a large number of the market's most disappointing stocks in 1997. As weakening demand and declining profits mounted, these stocks fell from their posi-

                           [TIME LINE APPEARS HERE]

Despite skepticism, the robust U.S. economy continues its momentum from 1996.

Dow Jones Industrial Average climbs to a record-breaking 7000.

                            [GRAPHIC APPEARS HERE]

                            [GRAPHIC APPEARS HERE]

In response to signs of rising inflation, the Federal Reserve raises the Federal Funds Rate by .25%.

Technology stocks decline amidst worries about declining demand and profits.

                            [GRAPHIC APPEARS HERE]

                            [GRAPHIC APPEARS HERE]

Japanese stocks deliver strong returns in the second quarter.

tion as one of the best performing groups in recent years to a lagging industry. Worst hit were semiconductor companies, considered most vulnerable to a slump in Asian demand for high-tech goods.

     On the global front, political and financial turmoil throughout much of Asia characterized international markets in 1997. An environment of spiraling debt, asset deflation and collapsing economic growth caused a significant loss of investor confidence, particularly in Thailand, Malaysia and Singapore. Although Japan gained 22% during the second quarter, this increase occurred in spite of the disarray in the country's financial sector and domestic economy. The gain, however, was short-lived as the effects of the financial crisis in other parts of Asia began to move into Japan.

     Because the crisis in Asia was felt in other parts of the world, international equity markets as a whole produced widely divergent results. European markets were generally good performers, with Switzerland and Italy finishing the year on top with returns in excess of 35%. In the United Kingdom, strong corporate earnings results, particularly from the financial services sector, proved to be the foundation for a solid year.

     The emerging markets of Latin America and Eastern Europe, which had experienced some spectacular gains during the first half of 1997, didn't escape the impact of the Asian currency crisis. Throughout the first half of the year, Latin American markets rose sharply, benefiting from the region's strong export growth, low inflation, massive foreign capital inflows and surging local capital markets. Most notably, Mexico performed with surprising resilience. But results were pared back in the Fall as investors worried about the fundamental strength of Latin American economies.

     As 1998 begins, the outlook for the U.S. stock market is mixed. While a steady U.S. economy with stable inflationary characteristics generally bodes well for stocks, there is concern about the financial turmoil in Southeast Asia and its potential affects on domestic equities. Given this outlook, more normal returns from domestic stocks are forecast by many Wall Street analysts.

     But several factors could disrupt international equity markets as well. Tighter labor markets, slowing corporate earnings, deflationary pressure from weak Asian currencies and the unknown effect of the upcoming European Monetary Union in 1999 could all bring volatility. Many forecasters expect stock prices to be torn between upward influences from lower interest rates which boost price/earnings multiples and downward pressure from softening profits.

                           [TIME LINE APPEARS HERE]

The Dow Jones Industrial Average tops 8000 in one of the market's largest gains of the year.

                            [GRAPHIC APPEARS HERE]

Consumer Price Index (CPI) indicates slowing inflation, posting one of the lowest growth rates ever.

                            [GRAPHIC APPEARS HERE]

On Oct. 27, the Dow Jones plunges more than 550 points, the biggest point-drop ever, shaking investor confidence.

                            [GRAPHIC APPEARS HERE]

Financial and political turmoil grips Asia, producing seven of the year's worst performing markets.

Italy and Switzerland draw top honors for the year's best-performing global markets for U.S. investors.

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management, L.P.

ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]
Technology         14%
Durable Goods      13%
Finance            11%
Computers and
Software           11%
Retail             10%
Energy              8%
Electronics         7%
Consumer Products   5%
Cash Equivalents    1%
Other              20%

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 233 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

     The Select Aggressive Growth Fund returned 18.71% for the one-year period ended December 31, 1997, yet trailed the 24.36% return of the Russell 2500 Index for the same period.

     Most of this Fund's underperformance occurred in the fourth quarter as the effects of the Asian financial crisis pushed small- and mid-cap stocks sharply lower, especially technology issues. Because the Fund had 25% of its holdings allocated to technology-related sectors versus 16% for its Index, the downturn in Asia hit the Fund rather hard. This overweighting, plus an exposure to manufacturing and consumer services, two sectors which also suffered, were the prime factors in the underperformance.

     On the brighter side, stock selection in the financial services and energy sectors benefited performance. Financial services holdings such as Bear Stearns Cos. Inc., North Fork Bancorp, and Greenpoint Financial Corp., all reported strong gains due to record-setting performance, earlier merger activity and increased loan growth.

     Despite concerns over oil price declines and the possibility of the United Nations lifting the Iraqi trade embargo, energy stocks were also a bright spot for the Fund. These stocks benefited from strong industry trends, healthy business in oilfield services and increasing demand in contract drilling.

     The Fund's managers outlook for 1998 is cautiously optimistic. While low inflation, moderate growth and high employment rates continue to provide a favorable backdrop for the U.S. economy, the Asian financial crisis poses a threat to the global economy. Concerned about the effects this crisis could have on U.S. companies' earnings, the Fund's managers anticipate an economic slowdown in the U.S. in 1998. In fact, signs of this slowing demand from Asian buyers is already evident in actions such as Thai Airways recently canceled airplane order with Boeing.

     As the U.S. economy slows, the Fund's managers believe that growth stocks represent the most attractive potential. Because of their reliable earnings' stream, these stocks have historically outperformed value stocks during similar periods. In addition, small- and mid-cap stocks continue to exhibit excellent growth rates and valuations, especially after four years of underperformance relative to large-cap stocks.


--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1992
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]


                              Select Aggressive          Russell 2500
         Date                    Growth Fund                 Index
         ----                 -----------------          ------------
         8/92                      $10,000                  $10,000
        12/97                      $26,049                  $26,057


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1997            One Year    Five Years  Life of Fund
-----------------------------------------------------------------------------
Select Aggressive Growth Fund             18.71%       16.80%       19.57%

Russell 2500  Index                       24.36%       17.59%       19.60%

Lipper Capital Appreciation Fund Average  20.27%       15.17%       16.38%

--------------------------------------------------------------------------------
                       SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

     With a return of 14.28% for the one-year period ended December 31, 1997, the Select Capital Appreciation Fund significantly underperformed the Russell 2500 Index of 24.36% for the same period.

     Contributing to this Fund's underperformance was the continuing appeal of large-cap stocks over small and mid-sized stocks and the disappointing performance of certain industry sectors. As small- and mid-caps came under tremendous pricing pressures, investors grew infatuated with more liquid issues and favored larger global company stocks in the first half of the year. When investors finally did focus on the small- and mid-sized stocks, it was mostly in the technology and energy sectors, which were underweighted in this Fund.

     Several investments within the Fund proved disappointing. In particular, the Fund's holdings in the wireless communications, restaurant and discretionary consumer services sectors did not perform as expected. This factor along with underweighting key sectors, held back performance for the year. Consequently, the Fund's superior performance from earlier periods was eroded.

     As 1997 progressed, even seemingly good news for some of the Fund's top holding didn't translate into expected results. Papa John's, Barnett and Omnicare, for example, all experienced impressive sequential earnings growth. But these stocks only received lukewarm response from the market. In addition, Fastenal, a long-time holding, retraced earlier gains as a larger sales force was required to market several of its newest products. Unanticipated expenses from these added resources forced the company to miss earnings expectations, which hurt the stock price.

     Although 1997 was difficult, the Fund's manager has a positive long-term outlook and continues to focus on companies that can deliver dramatic earnings growth, regardless of economic conditions. If the economy slows as projected, the Fund's manager believes that the market will take notice of these kinds of companies and drive up the price of their stocks.

INVESTMENT SUB-ADVISER:
Janus Capital Corporation

ABOUT THE FUND:
The Fund seeks to construct a con-centrated portfolio of rapidly growing reasonably valued stocks.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Finance               14%
Foreign Common
Stocks                13%
Communications        11%
Retail                 9%
Business
Services               8%
Health Services        8%
Consumer Services      6%
Electronics            6%
Cash and Equivalents   4%
Other                 21%

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 233 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1995
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]


                               Select Capital          Russell 2500
         Date                 Appreciation Fund            Index
        -----                 -----------------        ------------
         4/95                     $10,000                 $10,000
        12/97                     $17,352                 $18,023



--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1997            One Year    Five Years  Life of Fund
--------------------------------------------------------------------------------
Select Capital Appreciation Fund          14.28%        N/A         22.89%
Russell 2500 Index                        24.36%       17.59%       24.24%
Lipper Capital Appreciation Fund Average  20.27%       15.17%       21.12%

--------------------------------------------------------------------------------
                  T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.

ABOUT THE FUND:
The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the geographic
allocation of net assets was:

[PIE CHART APPEARS HERE]

Japan              18%
United Kingdom     19%
Netherlands        10%
France              9%
Switzerland         7%
Germany             6%
Italy               4%
Brazil              4%
Sweden              3%
Spain               2%
Other              18%

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian
& Far East stocks. The Lipper International Fund Average is a non-weighted index of 426 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

     Despite Asian market volatility, the T. Rowe Price International Stock Portfolio achieved a 3.09% return for the one-year period ended December 31, 1997. This outpaced the Morgan Stanley EAFE Index of 2.06% for the same period.

     Political and financial turmoil throughout much of Asia characterized international markets in 1997. Spiraling debt, asset deflation and collapsing economic growth caused investors to lose confidence in this part of the world.

     Against this backdrop, international equity markets produced widely divergent results. European markets generally fared well, with Switzerland and Italy ending the year as the best performers. Latin American markets rose sharply despite their Asia-induced stumble at year-end. But results from Asia were quite poor, as this area produced seven of the worst-performing equity markets of the year.

     Portfolio performance remained ahead of the benchmark in 1997. Positive country allocation compensated for negative stock selection. Underweighted holdings in Japan and overweighted positions in Latin America added value to the Portfolio. These results, however, were eroded by an underweighting in the United Kingdom and an overweighted position in smaller Asian markets during the first half of the year.

     The Portfolio's stock selection did not fare well this year. In Europe, the managers' favorite growth picks in both the Netherlands and Germany started out slow. However, stock selection in Japan added value as internationally competitive manufacturing companies had a good year, primarily aided by a weaker yen.

     As the year progressed, the managers adjusted the Portfolio's allocations. They reduced positions in European companies with substantial business in Asia. They reduced exposure to Malaysia, Singapore and Hong Kong even further, selling out of financial and real estate companies. In Latin America, the Portfolio's managers took profits in Brazil and Argentina and added to media company, Televisa in Mexico.

     Looking ahead, the Portfolio's managers expect performance to be driven by the European and Latin American equity markets. While they also believe there could be brief rallies in some of the Asian markets, the structural problems there may take years to resolve.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1994
--------------------------------------------------------------------------------

                             [CHART APPEARS HERE]

                                T. Rowe Price                 Morgan Stanley
     Date               International Stock Portfolio           EAFE Index
     ----               -----------------------------         --------------
     3/94                          $10,000                        $10,000
    12/97                          $13,384                        $12,815


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1997            One Year    Five Years  Life of Fund
-------------------------------------------------------------------------------
T. Rowe Price International
  Stock Portfolio                          3.09%        N/A          8.07%
Morgan Stanley EAFE Index                  2.06%       11.71%        6.44%
Lipper International Fund Average          5.49%       12.10%        6.75%

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

     For the one-year period ended December 31, 1997 the Select International Equity Fund returned 4.65%, outperforming the 2.06% return of the Morgan Stanley EAFE Index for the same period.

     Despite the financial turmoil in South East Asia and the Far East, global equity markets fared well during 1997. Steady economic growth and low inflation were the springboard for rising stock prices, especially in Europe. Switzerland finished the year as the best-performing market. Solid returns were also posted by the Dutch, Italian and German exchanges.

     The Fund's manager uses a value-oriented thematic investment style. During 1997, the Positive Banking Environment theme added significant value to the portfolio. Barclays Bank, for instance, was the biggest contributor to this theme's performance. Banco de Santander also contributed favorably due to good earnings news.

     In the Health Care theme, Novartis, the Fund's largest holding, benefited as the merger of Ciba Geigy and Sandoz proceeded better than expected. Glaxo Wellcome also performed well as it announced plans to release new drugs in the coming years to treat asthma, AIDS and migraines.

     Consumer-oriented stocks also enjoyed strong results. Here, one of the Fund's largest holdings, B.A.T Industries, added value by announcing plans to merge its financial services divisions with Zurich Insurance Group. The proposed merger will create an insurance giant with a market capitalization of $37 billion, making it the second largest insurer in Europe.

     Looking ahead, the Fund's managers expect the recovery in Asia to take time. They observe that because government leaders have been slow to admit the extent of their problems, they have eroded investor confidence. The managers believe, however, that selected companies in Japan that have restructured their operations can deliver strong earnings growth despite worsening GDP forecasts.

     The Fund's managers anticipates that the European Monetary Union will play a strong role in equity market performance over the next few years. Increased merger and acquisition activity is likely to create a favorable market, particularly for financial, pharmaceuticals and telecommunications stocks.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1994
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                    Select                  Morgan Stanley
    Date                      International Fund              EAFE Index
   -----                      ------------------            --------------
    5/94                           $10,000                     $10,000
   12/97                           $14,733                     $12,118

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1997            One Year    Five Years  Life of Fund
--------------------------------------------------------------------------------
Select International Equity Fund           4.65%        N/A         11.14%
Morgan Stanley EAFE Index                  2.06%      11.71%         5.38%
Lipper International Fund Average          5.49%      12.10%         6.11%

INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management
(U.S.) Limited

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities for growth.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the geographic allocation of net assets was:

                           [PIE CHART APPEARS HERE]

United Kingdom     32%
Japan              16%
Switzerland        13%
Netherlands        10%
Germany             7%
Australia           6%
Singapore           4%
France              2%
Cash Equivalents    2%
Other               8%

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 426 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                         FIDELITY VIP* GROWTH PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Technology          21%
Health Care         17%
Finance             10%
Non-Durables         9%
Retail & Wholesale   9%
Media & Leisure      8%
Energy               7%
Utilities            5%
Industrial
Machine & Equipment  2%
Services             2%
Cash Equivalents     5%
Other                5%

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Capital Appreciation Fund Average is a non-weighted index of 233 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

     Posting a gain of 23.48% for the one-year period ended December 31, 1997, the Fidelity VIP* Growth Portfolio outpaced the 20.27% return of the Lipper Capital Appreciation Fund Average but trailed the S&P 500(R) Index of 33.35% for the same period.

     As the U.S. economy continued its advance from 1996, it was characterized by modest expansion, low inflation, and declining unemployment in 1997, all of which boded well for the U.S. equity market.

     Throughout the year, large-cap securities dominated the market. During the second half, this trend was reinforced as the financial crisis in Asia fostered concerns over the health of the global economy and sent investors fleeing toward the megacap portion of the market.

     More specifically, investors seemed to focus on the value segment of large caps as the Russell 1000 Value Index outpaced the Russell 1000 Growth Index by 2.24%. For example, the financial services sector, typically aligned with the value end of the market, turned in tremendous year-long performance. By contrast the technology sector, dominated by growth stocks, suffered a dramatic downturn in the fourth quarter, as turmoil spread throughout the Asian markets.

     Given this scenario, the Portfolio's return was impacted by disappointing stock selection in the technology sector, which included positions in the depressed networking group. Stocks such as Cisco Systems, Intel and Oracle suffered large declines during the first quarter based on concerns over weakening demand. Although the Portfolio benefited from this sector's strong rebound during the third quarter, investors eventually rotated out of the technology sector altogether in the wake of the crisis in the Far East.

     A significant underweighting in finance companies also held back performance. Although this sector benefited from consolidations and declining interest rates during the year, the underweighted position caused the Portfolio to miss out on fully capturing these gains.

     In keeping with the Portfolio's investment objective, the managers will continue to seek long-term capital appreciation by investing in common stocks with solid growth prospects.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1987
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                                                         S&P
                                 Fidelity VIP            500
                 Date          Growth Portfolio         Index
                 ----          ----------------         -----

                 12/87              $10,000            $10,000
                 12/97              $48,846            $52,448


--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1997            One Year    Five Years   Ten Years
--------------------------------------------------------------------------------
Fidelity VIP* Growth Portfolio            23.48%       18.00%       17.19%
S&P 500(R)Index                           33.35%       20.25%       18.02%
Lipper Capital Appreciation Fund Average  20.27%       15.17%       14.47%

*VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

     With an outstanding return of 34.06% for the one-year period ended December 31, 1997, the Select Growth Fund outperformed both the Lipper Growth Fund Average of 25.18% and the 33.35% return of the S&P 500(R) Index for the same period.

     After a first quarter tightening of interest rates by the Federal Reserve, the economy settled into a slow-growth, low-inflation pattern. Both interest rates and long-bond yields fell, creating ideal conditions for the U.S. stock market to flourish, albeit in the face of developing weakness in Asia.

     As concern regarding the Asian economic slowdown and its effect on corporate earnings mounted, volatility increased, punctuated by a 7% decline on October 27th. This uneasiness prompted investors to favor large-cap stocks, as they had for much of 1997, specifically in domestic industries.

     Given this backdrop, the Fund captured performance from several sources. An overweighting in top-performing sectors, such as finance and consumer products, proved favorable as did strong stock selection among banks and computer software.

     The Fund's outperformance can also be attributed to maintaining underweighted positions in lagging sectors, such as energy and basic industry, strong stock selection even in these groups aided performance for the year.

     Two key allocation decisions hindered the Fund's performance in 1997. First, it was overweighted in the technology sector, which retreated in the fourth quarter. It also maintained an underweighted position in utilities, which staged a late-year rally. Some of the Fund's holdings in cyclical industries were also a drag on performance.

     The Fund's managers continue to identify corporations whose earnings growth can sustain the uncertainties of the global economy, yet benefit from U.S. economic growth. The managers continue to overweight holdings in technology, though less heavily than previously. They are also overweighting exposure to finance, major pharmaceuticals and consumer products, such as retail, lodging and publishing.

     Conversely, the managers are reducing exposure to health services, energy, capital goods and basic industry, as they predict that the less-than-robust global outlook could mar performance of these cyclicals.

--------------------------------------------------------------------------------
                   GROWTH OF A $10,000 INVESTMENT SINCE 1992
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date             Select Growth Fund                 S&P 500 Index
----             ------------------                 -------------
8/92                  $10,000                          $10,000
12/97                 $22,522                          $26,715

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

Years ended December 31, 1997            One Year    Five Years  Life of Fund
--------------------------------------------------------------------------------
Select Growth Fund                        34.06%       15.15%       16.37%
S&P 500(R)Index                           33.35%       20.25%       20.23%
Lipper Growth Fund Average                25.18%       16.44%       17.51%

INVESTMENT SUB-ADVISER:
Putnam Investment Management, Inc. (Sub-Adviser since 7/1/96.)

ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Finance              18%
Durable Goods        14%
Chemicals and Drugs  12%
Retail               12%
Technology            8%
Consumer Products     7%
Energy                4%
Food and Beverage     4%
Cash Equivalents      2%
Other                19%

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 833 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                      FIDELITY VIP* EQUITY-INCOME PORTFOLIO
--------------------------------------------------------------------------------

     The Fidelity VIP Equity-Income Portfolio returned 28.11% for the one-year period ended December 31, 1997, trailing the S&P 500(R) Index of 33.35% but staying ahead of the Lipper Equity Income Average of 27.44% for the same period.

     Investors began 1997 fearful of a major market correction and worried about inflation. By the end of the first quarter, the Federal Reserve raised interest rates in a preemptive strike against inflation and an overheating economy.

     While the U.S. economy grew at a steady pace for much of the year, market volatility increased during the third quarter. First, currency devaluation in Thailand set the stage for broader economic problems in other Asian markets. Then, on October 27th, the Dow Jones Industrial Average sank 554 points as the "Asian flu" spread across the globe. Despite this late-year market volatility, the S&P gained over 20% for a third consecutive year.

     The main contributor to the Portfolio's performance for the year was an overweighted position in the top-performing finance sector. Good stock selection in names like Fannie Mae and BankAmerica helped significantly. The technology sector, however, was hit hard late in the year as Asian turmoil cut into profit growth expectations. Because the Portfolio was underweighted in technology throughout the year, this position ultimately helped performance when this sector dipped in the fourth quarter. The Portfolio also benefited from an underweighted position in durables.

     A modest cash position of just over 4% for the year, proved to be a drag on performance in such a strong market. Poor stock selection and an underweighted position in the health care sector also hurt performance, as did overweighting the basic industries and energy sectors which underperformed the market. Poor stock selection in the media and leisure sector also hurt performance.

     The VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. As of the end of 1997, the Portfolio was overweighted in the finance, aerospace/defense and energy sectors and underweighted in technology, non-durables, health care and utilities.

GROWTH OF A $10,000 INVESTMENT SINCE 1987

                             [GRAPH APPEARS HERE]

                                 Fidelity
                               Equity-Income         S&P 500
                  Date             Fund               Index
                  ----         -------------         -------
                  12/87          $10,000             $10,000
                  12/97          $46,943             $52,448


AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997            One Year    Five Years   Ten Years
-----------------------------------------------------------------------------
Fidelity VIP* Equity-Income Portfolio     28.11%       20.16%       16.72%
S&P 500(R) Index                          33.35%       20.25%       18.02%
Lipper Equity Income Fund Average         27.44%       17.00%       14.65%

*VIP refers to Variable Insurance Products Fund.

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks reasonable income by investing
primarily in income-producing equity
securities.

PORTFOLIO COMPOSITION:
As of December 31, 1997 the sector
allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Finance 23%
Energy 12%
Utilities 7%
Non-Durables 7%
Health 7%
Basic Industries 7%
Industrial Machine and Equipment 6%
Aerospace and Defense 6%
Media and Leisure 5%
Retail and Wholesale 4%
Cash Equivalents 5%
Other 11%

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted average of 183 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

     For the one-year period ended December 31, 1997, the Select Growth and Income Fund returned 22.51%, yet trailed the Lipper Growth and Income Fund Average of 26.99% for the same period.

     Although the stock market delivered its third year of positive returns, 1997 proved to be a challenging time for this Fund. The overall market demonstrated continued strength, but in a tiered fashion with the very largest companies producing some of the best returns. Stocks of industry leaders sold at ever higher premiums and increasingly higher multiples of earnings, while dividend yields reached historically low levels.

     During the year the Fund followed its long-term, value-oriented strategy of selling holdings that had appreciated and buying issues that were relatively undervalued. A number of equities in the media and communications sectors such as U.S. West Media Group, Airtouch Communications and Time-Warner, performed well. Some utility stocks, such as Bell Atlantic, turned in strong performance too, as investors sought to distance themselves from cyclical and foreign exposure.

     Selective utility issues such as Consolidated Edison and Long Island Lighting both represented value for the Fund due to merger and restructuring activities. Texas Utilities also appeared undervalued -- and a good buy for the Fund -- relative to other utilities in high population growth areas.

     The Fund's managers outlook for 1998 is mixed. While they believe that a number of global economic conditions could result in lower than expected corporate earnings, they also foresee positive long-term factors, which could contribute upward momentum to the market.

     Given these predictions, the Fund's managers remain committed to a disciplined investment strategy. They are focused on constructing the portfolio to capture major portions of rising markets while resisting market declines. In so doing, they continue to seek a combination of long-term growth of capital and current income, primarily through dividend-paying stocks and convertible securities.

GROWTH OF A $10,000 INVESTMENT SINCE 1992

                             [GRAPH APPEARS HERE]

                                 Select          S&P
                                Growth &         500
                    Date       Income Fund      Index
                    ----       -----------      -----

                    8/92        $10,000        $10,000
                    12/97       $21,501        $26,715

AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997            One Year    Five Years  Life of Fund
-----------------------------------------------------------------------------
Select Growth and Income Fund             22.51%       16.57%       15.36%
S&P 500(R) Index                          33.35%       20.25%       20.23%
Lipper Growth & Income Fund Average       26.99%       17.53%       17.90%

INVESTMENT SUB-ADVISER:
John A. Levin & Co., Inc.

ABOUT THE FUND:
Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]
Finance 13%
Chemicals and Drugs 12%
Consumer Staples 8%
Utilities 7%
Aerospace-Airlines 7%
Printing and Publishing 7%
Technology 6%
Energy 6%
Corporate Bond and Notes 5%
Other 29%

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio Composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 624 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

BOND & MONEY MARKET OVERVIEW

1992: Government and corporate bonds outperform the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.


     1997 proved to be a very good year for bond investors. Falling inflation, declining interest rates and a healthy economy were just some of the key factors contributing to the positive market environment.

     During 1997, fixed income markets enjoyed outstanding results. The year began cautiously as economic indicators showed robust growth and favorable employment continuing from 1996. This prompted the Federal Reserve Board to increase the Federal Funds Rate by 25 basis points to 5.50% in a preemptive strike against inflation. The move proved to be successful and rates were left unchanged for the remainder of the year, as economic indices continued to exhibit signs of a strong economy, with little evidence of inflation.

     As economic growth continued at a strong pace, the budget deficit began to evaporate. This decreased the need for Treasury financing in the bond market and fostered lower yields. These factors led to a strong rally and as prices rose, interest rates on the thirty-year bond, declined from 6.64% at the start of the year to 5.92% by year-end.

     Increased activity in the fixed income markets also surfaced in the third quarter when the August consumer price index (CPI) indicated the lowest rate of inflation since May 1966. The announcement sparked a strong rally in the bond market. Later in the year, investor concerns about the financial crisis in Asia -- and its possible effects on the domestic economy -- also caused bonds to rally as nervous investors once again retreated from the stock market in favor of bonds.

     In terms of performance, bond investors enjoyed their best gains since 1995 largely because of low inflation and decreasing interest rates. For instance, the

                           [TIME LINE APPEARS HERE]

Convinced domestic growth will slow from 1996 levels, investors favor bonds at the start of the year.

[GRAPHIC APPEARS HERE]
Signs of a strong economy raise fears over increasing interest rates and the market softens.

To ward off inflation, the Federal Reserve raises interest rates .25%. In response, the bond market declines.

[GRAPHIC APPEARS HERE]
The budget deficit significantly declines, decreasing the need for Treasury financing. The bond market rallies.

[GRAPHIC APPEARS HERE]
Stable-to-declining interest rates bode well for corporate and high-yield bonds as well as mortgage-backed securities.

Lehman Brothers Aggregate Bond Index turned in an impressive 9.65% total return for the year, up considerably from 1996's dismal showing of 3.61%. Longer maturity bonds did quite well and 30-year U.S. Treasury bonds returned as much as 15% this year. Investment-grade bonds and high-yield issues also rewarded investors with gains of 9.7% and 13.2% respectively. Strong returns in both the bond and stock markets caused some investors to review the asset mix of their portfolios. Many large institutions tended to favor bonds later in the year to rebalance their portfolios, take advantage of rising prices and avoid what they judged to be an overvalued stock market.

     Overall winners for the year were corporate, high-yield and emerging market bonds. Amid the turmoil in world markets, high-grade U.S. bonds emerged as an attractive investment later in the year.

     Even the money market, which was generally characterized by stability during 1997, produced solid returns. At year-end, the average yield on a one-year Treasury Bill was 5.48%, essentially even with the 5.49% yield at the end of 1996 but only 0.44% less than the yield on a 30-year Treasury bond. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality issues.

     Going forward, the fundamentals of the bond market remain intact. Inflation is under control and the strong dollar encourages foreign investors to buy U.S. bonds. And even though unemployment is at a 24-year low and wages are climbing, productivity gains appear to be keeping a lid on prices.

     Despite these strong underpinnings, industry experts point out that there is limited capital appreciation potential for bonds due to falling interest rates. Rates are not expected to move significantly lower unless real weakness in the economy emerges and the prospect of interest rate cuts by the Federal Reserve develops. The outlook for bond investors then, focuses on their yield which continues to deliver strong real returns to investors in this low inflation environment.

     While the outlook for the bond and money markets remains generally favorable, the European Monetary Union slated to take place in January 1999 could emerge as an important issue during the latter part of this year. At that point, investors will have to consider the possibility that a strong union could hurt the U.S. dollar and dollar-denominated bonds.

                           [TIME LINE APPEARS HERE]

[GRAPHIC APPEARS HERE]
CPI indicates the lowest rate of inflation since May 1966 which causes the bond market to rally.

[GRAPHIC APPEARS HERE]
Institutional investors take advantage of rising bond prices, avoiding what they consider to be an overvalued stock market.

[GRAPHIC APPEARS HERE]
Concerns grow over the crisis in Asian markets and its possible effect on the U.S. economy. Investors flee to high-quality U.S. bonds.

Bond investors enjoy their best gains since 1995 largely due to low inflation and stable to declining interest rates.

--------------------------------------------------------------------------------
                      FIDELITY VIP* HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

     For the twelve-month period ended December 31, 1997, the 17.67% return of the Fidelity VIP* High Income Portfolio handily outperformed the Lipper High Current Yield Fund Average of 12.96% for the same period.

     During the past year, favorable sector performance fueled the Portfolio's results. The telecommunications area, in particular, led the way as it met with success on various fronts, including cellular, satellite communications and competitive local exchange carriers (CLEC).

     For example, Millicom, an emerging market cellular service provider, appreciated when it announced a restructuring designed to maximize shareholder value. Similarly, satellite companies Orion and Panamsat rose as they also underwent restructuring in an effort to improve earnings. CLECs, such as Nextlink, Intermedia and Hyperion, all successfully installed and acquired customers for their fiber optic networks.

     The media and cable sectors were also strong contributors to performance. Radio companies were by far the best performers as a flurry of takeovers boosted valuations in the industry. Alternative audio and video programming delivery methods, such as direct broadcast satellite and wireless cable companies, were also in the limelight as they challenged traditional cable companies. In addition, Echostar, a direct-broadcast satellite company, appreciated given its revenue and subscriber growth, and its decision to merge with a joint venture between News Corp. and MCI Communications.

     On the downside, individual credit deterioration accounted for a few performance shortfalls during the year. However, their collective impact on the Portfolio was relatively small.

     At the end of 1997, the Portfolio's managers made some modest adjustments in the Portfolio's allocations. They've increased exposure in major industry sectors, particularly finance, telecommunications, paper, energy and gaming while reducing positions in cable and broadcasting. Credit quality in the Portfolio remains unchanged from December 1996, while the equity position has declined.

GROWTH OF A $10,000 INVESTMENT SINCE 1987

                           [LINE GRAPH APPEARS HERE]

                         Fidelity VIP* High        Salomon Brothers
            Date          Income Portfolio         High-Yield Index
            ----          ----------------         ----------------
            12/87             $10,000                  $10,000
            12/97             $33,378                  $31,470


AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997            One Year    Five Years   Ten Years
-----------------------------------------------------------------------------
Fidelity VIP* High Income Portfolio       17.67%       13.91%       12.81%
Salomon Brothers High-Yield Index         13.18%       11.81%       12.13%
Lipper High Current Yield Fund Average    12.96%       11.36%       10.66%

*VIP refers to Variable Insurance Products Fund.

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

PORTFOLIO COMPOSITION:
As of December 31, 1997 the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]
Equities 23%
Telecommunications 20%
Cable TV 9%
Broadcasting 6%
Paper 5%
Hotel/Gaming 4%
Energy 4%
Publishing/Printing 4%
Aero/Elec/Computer 4%
Diversified Media 3%
Cash Equivalents 9%
Other 9%

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a non-weighted average of 181 funds that seek high current yield from fixed income securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                               SELECT INCOME FUND
--------------------------------------------------------------------------------

     With a total return of 9.17% for the one-year period ended December 31, 1997, the Select Income Fund slightly trailed the return of the Lehman Brothers Aggregate Bond Index of 9.65% for the same period.

     Following a difficult first quarter, each of the succeeding quarters of 1997 led to strong returns for the fixed income market. The Asian financial crisis, which developed during the fourth quarter, summoned investors to leave their emerging market investments for the safety of U.S. Treasuries.

     To benefit from market activity, the managers dramatically repositioned several of this Fund's holdings during the year. First, the low interest rate environment caused a surge of prepayments and refinancing and dampened near-term prospects for mortgage investments. As a result, the Fund's exposure to this sector was reduced from 29% to 15%. Instead, the managers began to favor U.S. Treasuries and Agencies and increased holdings in this sector from 16% to 19%.

     Significant changes were also made to the Fund's corporate bond component, which is now its largest segment. While the managers believe that the current economic recovery will continue, they have altered the investment structure of the Fund to reflect the potential long-term impact of the Asian financial crisis. Industrial exposure, which previously dominated holdings in this sector was reduced from 9% to 4%, and finance holdings were increased from 20% to 22%.

     Because the Fund's managers believe interest rates will test historical lows, they have increased the Fund's sensitivity to changes in interest rates while continuing to purchase intermediate-term bonds with three-to-twelve year maturities.

     In looking ahead, the Fund's managers foresee favorable prospects for continued strength in the bond market. Bond investors have benefited from the best of all worlds with a moderating economic outlook, continued low inflation and no further increases expected in the Federal Funds rate. Although the market will remain volatile, the managers continue to have a positive outlook for bonds during the coming year.

GROWTH OF A $10,000 INVESTMENT SINCE 1992

                             [GRAPH APPEARS HERE]

                          Select Income           Lehman Brothers
            Date              Fund             Government Bond Fund
            ----          -------------        --------------------
            8/92             $10,000                 $10,000
            12/97            $14,018                 $14,553


AVERAGE ANNUAL TOTAL RETURNS

Years ended December 31, 1997            One Year    Five Years  Life of Fund
-----------------------------------------------------------------------------
Select Income Fund                         9.17%        6.86%        6.51%
Lehman Brothers Aggregate Bond Index       9.65%        7.48%        7.29%
Lipper Intermediate Investment Grade
  Fund Average                             8.57%        6.77%        6.55%

INVESTMENT SUB-ADVISER:
Standish, Ayer & Wood, Inc.

ABOUT THE FUND:
The Fund seeks above-average income from corporate bonds, mortgages and bonds issued by the U.S. Government.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Corporate Notes and Bonds 49%
U.S. Treasuries and Agencies 19%
Mortgage-Backed Securities 15%
Asset-Backed Securities 6%
Cash Equivalents 11%

The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond

Index is an unmanaged index of all fixed rate debt issues with an invested grade rating at least one year to maturity and an outstanding par value of at least $100 million. Lipper Intermediate Investment Grade Fund Average tracks the performance of 195 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

     For the one-year period ended December 31, 1997, the Money Market Fund posted a 5.47% return significantly outpacing the Lipper Money Market Fund Average return of 4.90% for the same period.

     The money market was generally characterized by stability during 1997. As economic indicators showed robust growth and favorable employment continuing from 1996 into the beginning of the new year, the Federal Reserve Board moved to increase Federal Funds Rate by 25 basis points to 5.50%. These rates were left unchanged for the remainder of the year as economic indices continued to exhibit signs of a strong, yet stable economy.

     Later in the year, concerns about the potential impact of the financial crisis in Asia -- and its possible effects on the domestic economy -- led to a rally in the bond market. Banking issues in Japan and currency problems in many Asian countries increased the demand for domestic commercial paper and certificates of deposits as investors felt more comfortable investing in high-quality paper. Thus, prices rose and the yields on those assets declined quite rapidly.

     To take advantage of this rally, the Fund's managers invested the Fund's assets in top-tier commercial paper, agency discount notes, repurchase agreements and floating rate notes. The portfolio also maintained a longer average weighted maturity than the Fund's benchmark to capture incremental yield in a declining interest rate environment.

     Currently, the portfolio is concentrated in commercial paper and has a 27% position in floating rate notes which the managers believe adds yield for the Fund.

     Throughout 1997, the Fund's managers focused on three primary investment objectives: preserving capital, maintaining liquidity and seeking attractive current income. As 1998 begins, the Money Market Fund is structured to capitalize on short-term technical factors. For example, the quarterly funding of the U.S. Treasury often causes rates to rise for a brief period. This sometimes creates a good investment opportunity for nimble, short-term investors.

GROWTH OF A $10,000 INVESTMENT SINCE 1987

                                                 IBC/Donoghue
                            Money                 First Tier
                           Market                Money Market
                            Fund                    Index
                           ------                ------------
      12/87                $10,000                 $10,000

      12/97                $12,569                 $16,344


                             [GRAPH APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURNS
Years ended December 31, 1997            One Year    Five Years   Ten Years
-----------------------------------------------------------------------------
Money Market Fund                          5.47%        4.71%        5.80%
IBC/Donoghue First Tier Money
  Market Index                             5.01%        4.33%        5.44%
Lipper Money Market Fund Average           4.90%        4.31%        5.40%

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Strives to maximize current income for investors with preservation of capital and liquidity.

PORTFOLIO COMPOSITION:
As of December 31, 1997, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Cash Equivalents 35%
U.S. Government and Agency Obligations 10%
Repurchase Agreements 10%
Corporate Notes and Bonds 28%
Other 17%

The Money Market Fund is a portfolio of the Allmerica Investment trust.

Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is the average investment performance of 303 funds within the Money Market category.

                                                                      Financials

                      This page intentionally left blank.

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------
                                                           Value
   Shares                                                 (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.85%

                   Technology - 13.55%
   125,900         Adaptec, Inc.*                    $    4,674,038
   170,900         AirTouch Communications, Inc.*         7,103,031
   184,900         Applied Materials, Inc.*               5,570,113
   221,700         Avid Technology, Inc.*                 5,930,475
   216,700         Cirrus Logic, Inc.                     2,302,438
   142,750         Compaq Computer Corp.*                 8,056,453
   309,886         Creative Technology, Ltd.*             6,289,911
   167,100         EMC Corp.*                             4,584,806
   274,400         Helix Technology Corp.                 5,350,800
    28,600         Microsoft Corp.*                       3,696,550
   158,000         Natural Microsystems Corp.             7,347,000
   120,124         Network Associates, Inc.*              6,351,557
   150,700         Orbotech, Ltd.*                        4,803,563
   141,600         Yahoo!, Inc.*                          9,805,800
                                                     --------------
                                                         81,866,535
                                                     --------------

                   Durable Goods - 12.61%
    97,500         Ameritech Corp.*                       7,848,750
   162,900         Arvin Industries, Inc.                 5,426,606
   122,500         Caterpillar, Inc.                      5,948,906
   141,000         CIBER, Inc.*                           8,178,000
   117,200         Cooper Cameron Corp.*                  7,149,200
   131,300         Dana Corp.                             6,236,750
   142,000         Federal-Mogul Corp.                    5,751,000
    95,200         General Motors Corp.                   5,771,500
   229,800         Jabil Circuit, Inc.*                   9,134,550
   123,700         Tellabs, Inc.*                         6,540,638
   383,000         Varco International, Inc.*             8,210,563
                                                     --------------
                                                         76,196,463
                                                     --------------

                   Computers and Software - 11.26%
   122,400         BMC Software, Inc.*                    8,032,500
   253,600         Cadence Design Systems, Inc.*          6,213,200
   107,400         Citrix Systems, Inc.*                  8,162,400
   373,200         Compuware Corp.*                      11,942,400
   104,400         Comverse Technology, Inc.*             4,071,600
   125,800         Dell Computer Corp.*                  10,567,200
   212,000         PeopleSoft, Inc.*                      8,268,000
   166,800         Pomeroy Computer Resources, Inc.       2,960,700
   107,200         Quantum Corp.*                         2,150,700
       440         Siebel Systems, Inc.*                     18,384
   245,200         Smart Modular Technologies, Inc.*      5,639,600
                                                     --------------
                                                         68,026,684
                                                     --------------


                   Finance - 10.95%
   113,570         Bear Stearns Cos., Inc.                5,394,575
   135,100         Capital One Financial Corp.            7,320,731
   149,800         Equitable Cos., Inc.                   7,452,550
    94,700         Greenpoint Financial Corp.             6,871,669
   231,875         MBNA Corp.                             6,333,086
   218,000         Mutual Risk Management, Ltd.*          6,526,375
   206,500         North Fork Bancorp., Inc.              6,930,656
   109,600         State Street Corp.                     6,377,350
   140,600         Torchmark Corp.                        5,913,988
   130,449         Travelers Group, Inc.                  7,027,940
                                                     --------------
                                                         66,148,920
                                                     --------------

                   Retail - 10.46%
   170,500         Costco Cos., Inc.*                     7,608,563
   290,700         Fingerhut Cos., Inc.                   6,213,713
   167,100         Fleming Cos., Inc.                     2,245,406
   124,100         Jones Apparel Group, Inc.*             5,336,300
   215,600         Michaels Stores, Inc.*                 6,306,300
   109,900         Payless Shoesource, Inc.*              7,377,038
   364,200         Pier 1 Imports, Inc.                   8,240,025
   262,000         Ross Stores, Inc.                      9,530,250
   286,200         Stride Rite Corp.                      3,434,400
   200,400         TJX Cos., Inc.                         6,888,750
                                                     --------------
                                                         63,180,745
                                                     --------------

                   Energy - 7.56%
    86,400         BJ Services Co.*                       6,215,400
   118,400         Cliffs Drilling Co.*                   5,905,200
   238,200         Global Marine, Inc.*                   5,835,900
   244,700         Marine Drilling Cos., Inc.*            5,077,525
   211,300         Pool Energy Services Co.*              4,701,425
   115,200         Tidewater, Inc.                        6,350,400
   106,800         USX-Marathon Group                     3,604,500
   202,100         Veritas DGC, Inc.*                     7,982,950
                                                     --------------
                                                         45,673,300
                                                     --------------

                   Electronics - 6.56%
   254,500         American Power Conversion Corp.*       6,012,563
   243,900         Cellstar Corp.                         4,847,513
   133,300         Dallas Semiconductor Corp.             5,431,975
   395,000         Digital Microwave Corp.*               5,727,500
    64,100         Electronics For Imaging, Inc.*         1,065,663
   102,300         Philips Electronics NV,
                     New York Shares*                     6,189,150
   144,000         Vitesse Semiconductor Corp.*           5,436,000
   208,900         VLSI Technology, Inc.*                 4,935,263
                                                     --------------
                                                         39,645,627
                                                     --------------

                   Consumer Products - 5.21%
   234,100         Best Buy Co., Inc.*                    8,632,438
   250,100         Intimate Brands, Inc.                  6,018,031
   219,900         Nautica Enterprises, Inc.*             5,112,675
   175,000         Safeskin Corp.*                        9,931,250
    42,500         Sunbeam Corp.                          1,790,313
                                                     --------------
                                                         31,484,707
                                                     --------------


                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1997
--------------------------------------------------------------------------------
                                                         Value
   Shares                                               (Note 2)
--------------------------------------------------------------------------------
              Consumer Staples - 3.48%
   104,900    Danaher Corp.*                         $    6,621,813
   139,700    Dexter Corp.                                6,033,294
   144,600    Interstate Bakeries Corp.                   5,404,425
    27,500    McKesson Corp.*                             2,975,147
                                                     --------------
                                                         21,034,679
                                                     --------------

              Health Services - 3.39%
   220,900    General Nutrition Cos., Inc.*               7,510,600
   159,500    HBO & Co.                                   7,656,000
    97,900    Immunex Corp.*                              5,286,600
                                                     --------------
                                                         20,453,200
                                                     --------------

              Transportation Services - 3.34%
   120,600    Airborne Freight Corp.                      7,492,275
   160,300    CNF Transportation, Inc.                    6,151,513
   259,900    Yellow Corp.*                               6,529,988
                                                     --------------
                                                         20,173,776
                                                     --------------

              Aerospace-Airlines - 2.32%
   141,400    Continental Airlines, Inc., Class B*        6,804,875
   144,400    Northwest Airlines Corp., Class A*          6,913,150
     6,071    Raytheon Co., Class A*                        299,371
                                                     --------------
                                                         14,017,396
                                                     --------------

              Capital Goods - 2.13%
    54,400    Nacco Industries, Inc., Class A             5,831,000
   283,800    Navistar International Corp.*               7,041,788
                                                     --------------
                                                         12,872,788
                                                     --------------

              Chemicals And Drugs - 1.55%
   247,300    Lyondell Petrochemical Co.                  6,553,450
    54,900    Medicis Pharmaceutical Corp.,
                Class A*                                  2,806,763
                                                     --------------
                                                          9,360,213
                                                     --------------

              Metals And Mining - 1.37%
   576,000    Bethlehem Steel Corp.*                      4,968,000
   192,200    Inland Steel Industries, Inc.               3,291,425
                                                     --------------
                                                          8,259,425
                                                     --------------

              Consumer Cyclical - 1.17%
   136,800    EVI, Inc.*                                  7,079,400
                                                     --------------

              Real Estate - 1.05%
   143,200    Fairfield Communities, Inc.*                6,318,700
                                                     --------------

              Recreational Equipment - 0.72%
    78,500    Anchor Gaming*                              4,376,375
                                                     --------------

              Consumer Service - 0.17%
    26,100    Robert Half International, Inc.*            1,044,000
                                                     --------------
              Total Common Stocks                       597,212,933
              (Cost $469,887,665)                    --------------


        Par
        Value
      ---------

COMMERCIAL PAPER (A) - 0.62%

$3,752,000    American Express Credit Corp.
              6.65% 01/02/98                              3,751,307
                                                     --------------
              Total Commercial Paper                      3,751,307
              (Cost $3,751,307)                      --------------


       Shares
     ----------

INVESTMENT COMPANIES - 0.33%

     3,757    ILA Prime Obligation Money
              Market Fund                                     3,757
 1,971,906    ILA Prime Obligation Portfolio
              Fund, Class B                               1,971,906
                                                     --------------
              Total Investment Companies                  1,975,663
              (Cost $1,975,663)                      --------------


Total Investments - 99.80%                              602,939,903
(Cost $475,614,635)                                  --------------

Net Assets and Other Liabilities - 0.20%                  1,183,258
                                                     --------------
Net Assets - 100.00%                                 $  604,123,161
                                                     ==============

----------------------------------------
 *  Non income producing security.
(A) Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $475,614,635. Net unrealized appreciation (depreciation) aggregated $127,325,268, of which $148,711,505 related to appreciated investment securities and $(21,386,237) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $47,182,652.

For the year ended December 31, 1997, the Portfolio has elected to defer $1,924,266 of capital losses attributable to Post-October Losses.

OTHER INFORMATION

For the year ended December 31, 1997, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $581,746,883 and $472,109,629 of non-governmental issuers, respectively.

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                       SELECT CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS . December 31, 1997
--------------------------------------------------------------------------------
                                                          Value
   Shares                                                (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 83.72%

              Finance - 14.18%
    59,900    American Capital Strategies, Ltd.      $    1,085,687
    85,375    Capital Trust, Inc., Class A*                 960,469
    17,025    Federal Agricultural Mortgage Corp.*        1,038,525
     3,650    First Empire State Corp.                    1,697,250
    28,925    Healthcare Financial Partners, Inc.*        1,026,837
   226,825    Insignia Financial Group, Inc.,
                Class A*                                  5,216,975
    98,400    Medallion Financial Corp.                   2,164,800
    20,775    Northern Trust Corp.                        1,449,056
    32,675    Progressive Corp.                           3,916,916
    25,425    Protective Life Corp.                       1,519,144
    33,025    Regions Financial Corp.                     1,393,242
   136,950    Schwab (Charles) Corp.                      5,743,341
    70,700    Security Capital Group, Inc., Class B*      2,297,750
    23,250    Star Banc Corp.*                            1,333,969
    51,000    UICI*                                       1,778,625
    31,525    Vornado Realty Trust, Inc.                  1,479,705
                                                     --------------
                                                         34,102,291
                                                     --------------

              Communications - 11.33%
    67,750    Chancellor Media Corp., Class A*            5,055,844
   118,725    Clear Channel Communications, Inc.*         9,431,217
   118,825    Heftel Broadcasting Corp., Class A*         5,555,069
   373,207    PriCellular Corp., Class A*                 3,895,347
    47,675    Univision Communications, Inc.,
                Class A*                                  3,328,311
                                                     --------------
                                                         27,265,788
                                                     --------------

              Retail - 9.47%
    61,925    CompUSA, Inc.*                              1,919,675
    52,300    Family Golf Centers, Inc.*                  1,640,912
   236,675    Fastenal Co.                                9,052,819
    28,825    Meyer (Fred), Inc.*                         1,048,509
    27,700    MSC Industrial Direct Co., Class A *        1,173,788
    41,850    O'Reilly Automotive, Inc.*                  1,098,563
   255,533    Petco Animal Supplies, Inc.*                6,132,792
    10,475    Quality Food Centers, Inc.*                   701,825
                                                     --------------
                                                         22,768,883
                                                     --------------

              Business Services - 8.08%
    75,337    Outdoor Systems, Inc.*                      2,891,057
   268,450    Paychex, Inc.                              13,590,281
    74,825    Profit Recovery Group
                International, Inc.*                      1,328,144
    19,000    Robert Half International*                    760,000
    23,225    Snyder Communications, Inc.*                  847,712
                                                     --------------
                                                         19,417,194
                                                     --------------

              Health Services - 7.56%
    70,825    AmeriPath, Inc.*                            1,204,025
   440,600    Omnicare, Inc.                             13,658,600
    77,425    Pediatrix Medical Group, Inc.*              3,309,919
                                                     --------------
                                                         18,172,544
                                                     --------------

              Electronics - 5.67%
   134,900    Berg Electronics Corp.*                     3,068,975
   134,850    Maxim Integrated Products, Inc.*            4,652,325
    14,300    Sanmina Corp.*                                968,825
   122,200    SIPEX Corp.*                                3,696,550
    33,375    Vitesse Semiconductor Corp.*                1,259,906
                                                     --------------
                                                         13,646,581
                                                     --------------

              Consumer Services - 5.56%
    27,225    America Online, Inc.*                       2,428,130
   198,250    Apollo Group, Inc., Class A*                9,367,313
    64,675    Coinmach Laundry Corp.*                     1,584,537
                                                     --------------
                                                         13,379,980
                                                     --------------

              Building and Construction - 5.34%
   166,650    Barnett,Inc.*                               3,666,300
   167,000    Littelfuse, Inc.*                           4,154,125
    10,050    Littlefuse, Inc. (Warrants),
                exp. 12/27/01*                              221,100
    51,750    Rental Service Corp.*                       1,271,109
    57,350    Sealed Air Corp.*                           3,541,363
                                                     --------------
                                                         12,853,997
                                                     --------------

              Energy - 3.87%
   162,275    AES Corp.*                                  7,566,072
    41,400    Hanover Compressor Co.*                       846,112
    45,725    Trigen Energy Corp.                           903,069
                                                     --------------
                                                          9,315,253
                                                     --------------

              Leisure-Entertainment - 3.46%
    49,400    Premier Parks, Inc.*                        2,000,700
    50,875    Regal Cinemas, Inc.*                        1,418,141
    91,950    Royal Caribbean                             4,902,084
                                                     --------------
                                                          8,320,925
                                                     --------------

              Food Services - 3.44%
    77,325    JP Foodservice, Inc.*                       2,856,192
   155,393    Papa John's International, Inc.*            5,419,331
                                                     --------------
                                                          8,275,523
                                                     --------------

              Technology - 2.47%
   242,025    Cadence Design Systems, Inc.*               5,929,613
                                                     --------------

              Medical Equipment - 1.23%
    45,525    Sofamor Danek Group, Inc.*                  2,961,970
                                                     --------------

              Transportation - 0.84%
    80,950    Ryanair Holdings Plc, ADR*                  2,033,869
                                                     --------------

              Automotive Equipment - 0.71%
    58,750    OEA, Inc                                    1,700,078
                                                     --------------

              Chemical and Drugs - 0.33%
    15,675    Culligan Water Technologies, Inc.*            787,669
                                                     --------------

                       See Notes to Financial Statements.
---------------------------------------------------------

                        SELECT CAPITAL APPRECIATION FUND

             PORTFOLIO OF INVESTMENTS, Continued - December 31, 1997
        ----------------------------------------------------------------
                                                                Value
        Shares                                                 (Note 2)
        ----------------------------------------------------------------

                        Education - 0.18%
           13,275       DeVRY, Inc.*                        $    423,141
                                                            ------------
                        Total Common Stock                  $201,355,299
                        (Cost $171,126,918)                 ------------


        FOREIGN COMMON STOCKS - 12.50%

                        United Kingdom
          867,971       Pizzaexpress, Plc                     10,711,213
           31,848       Pizzaexpress, Restricted Shares          393,021
        2,228,750       Wetherspoon (J.D.)                    12,285,090
          594,434       Capita Group, Plc                      3,609,129
          358,677       Amvescap, Plc                          3,077,726
                                                            ------------
                        Total Foreign Common Stocks           30,076,179
                        Cost ($19,028,376)                  ------------





                                                                Value
        Par Value                                              (Note 2)
        ----------------------------------------------------------------
        COMMERCIAL PAPER (A) - 4.03%

        $9,700,000      General Electric Capital Corp.*
                        6.70%, 01/02/98                     $  9,698,194
                                                            ------------
                        Total Commercial Paper                 9,698,194
                        Cost ($9,698,194)                   ------------


        Total Investments - 100.25%                          241,129,672
        Cost ($199,853,488)                                 ------------


        Net Other Assets and Liabilities - (0.25)%              (604,122)
                                                            ------------
        Net Assets - 100.00%                                $240,525,550
                                                            ============

---------------------------------------------------
 *      Non income producing security.
(A)     Effective yield at time of purchase.
ADR     American Depository Receipt


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                        Unrealized
 Currency    Contracts To   Settlement                   Contracts At    In Exchange   Appreciation
  Value        Deliver        Dates                         Value        For U.S. $   (Depreciation)
----------- -------------- -------------               --------------- -------------- --------------
   850,000       GBP         01/20/98                    $ 1,401,438    $ 1,429,700     $  28,262
 2,900,000       GBP         02/25/98                      4,776,462      4,572,111      (204,351)
 2,500,000       GBP         02/26/98                      4,117,477      4,167,500        50,023
   640,000       GBP         03/04/98                      1,053,771      1,022,080       (31,691)
     5,000       GBP         03/11/98                          8,229          8,410           181
 3,900,000       GBP         05/06/98                      6,400,376      6,532,695       132,319
 1,050,000       GBP         05/11/98                      1,722,758      1,758,750        35,992
                                                         -----------    -----------     ---------
                                                         $19,480,511    $19,491,246     $  10,735
                                                         ===========    ===========     =========

------------------------------------
GBP     British Pound

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $200,154,330. Net unrealized appreciation (depreciation) aggregated $40,975,342, of which $44,131,171 related to appreciated investment securities and $(3,155,829) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforward of $1,543,496 which expires in 2004. During 1997, the Portfolio utilized $816,962 of its capital loss carryforward.

OTHER INFORMATION

For the year ended December 31, 1997, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $295,606,461 and $227,780,526 of non-governmental issuers, respectively.

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS - December 31, 1997
--------------------------------------------------------------------------------

                                                                Value
        Shares                                                 (Note 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.46%

                        Australia - 5.58%
          103,540       Broken Hill Proprietary Co., Ltd.    $   961,350
          726,520       National Australia Bank, Ltd.         10,144,448
        1,321,000       News Corp Ltd.                         7,290,291
        1,062,800       Telestra Corp.                         2,243,651
          447,934       WMC Ltd.                               1,561,444
                                                             -----------
                                                              22,201,184
                                                             -----------

                        France - 2.46%
           64,100       Michelin, Class B                      3,228,515
           60,160       Total SA, Class B                      6,550,150
                                                             -----------
                                                               9,778,665
                                                             -----------

                        Germany - 6.85%
          124,595       Hoechst AG                             4,317,065
           18,365       Mannesmann AG                          9,223,136
           81,710       Siemens AG                             4,930,658
           89,760       Veba AG                                6,115,315
            4,873       Viag AG                                2,669,516
                                                             -----------
                                                              27,255,690
                                                             -----------

                        Hong Kong - 1.56%
          251,400       HSBC Holdings                          6,197,179
                                                             -----------

                        Indonesia - 0.83%
          992,000       Gudang Garam                           1,511,964
        1,200,000       PT Hanjaya Mandala Sampoerna             906,305
        1,675,000       Telekomunikasi Indonesia                 891,632
                                                             -----------
                                                               3,309,901
                                                             -----------

                        Ireland - 0.74%
        1,043,350       Smurfit (Jefferson) Group              2,944,493
                                                             -----------

                        Italy - 1.70%
          158,835       ENI                                      901,085
          917,560       Telecom Italia                         5,864,508
                                                             -----------
                                                               6,765,593
                                                             -----------

                        Japan - 16.09%
          487,000       Canon, Inc                            11,386,460
          233,000       Dai Nippon Printing Co., Ltd.          4,390,442
          279,000       Honda Motor Co., Ltd.                 10,278,410
          281,000       Kao Corp.                              4,063,033
           19,000       Keyence Corp.                          2,820,312
          107,000       Murata Manufacturing Co., Ltd.         2,699,254
           44,000       Rohm Co., Ltd.                         4,500,808
          264,000       Shiseido Co., Ltd.                     3,614,183
          118,100       Sony Corp.                            10,536,445
          340,000       Takeda Chemical Industries, Ltd.       9,727,653
                                                             -----------
                                                              64,017,000
                                                             -----------

                        Malaysia - 0.54%
          700,000       Development & Commercial
                        Bank Holdings, Berhad                    338,098
          349,000       Hume Industries, Berhad                  365,824
        1,181,200       Sime-Darby, Berhad                     1,134,962
          363,000       United Engineers, Berhad                 302,161
                                                             -----------
                                                               2,141,045
                                                             -----------

                        Mexico - 0.61%
          811,700       Grupo Financiero Banamex, Series B*    2,426,499
                                                             -----------

                        Netherlands - 9.70%
          257,412       ABN-Amro Holdings                      5,015,607
          283,495       Elsevier NV                            4,586,875
          402,792       ING Groep NV                          16,968,223
           95,455       Nutricia Ver Bedrijven                 2,895,819
           79,860       Royal Dutch Petroleum                  4,384,520
          114,030       Royal PTT Nederland, ADR               4,758,687
                                                             -----------
                                                              38,609,731
                                                             -----------

                        Philippines - 0.24%
          748,130       San Miguel, Class B                      937,530
                                                             -----------

                        Portugal - 0.31%
           64,542       Electricidade De Portugal              1,223,474
                                                             -----------

                        Singapore - 3.74%
          673,000       City Developments, Ltd.                3,115,484
          633,000       Development Bank of Singapore          5,409,810
          436,600       Fraser and  Neave, Ltd. Ord.           1,891,570
          356,800       Singapore Press                        4,468,103
                                                             -----------
                                                              14,884,967
                                                             -----------

                        Spain - 1.32%
          157,810       Banco De Santander                     5,270,156
                                                             -----------

                        Switzerland - 13.38%
            4,987       Alusuisse Lonza Holdings, REGD         4,797,063
            6,849       Nestle SA                             10,279,011
           11,122       Novartis AG*                          18,072,141
              728       Roche Holdings AG                      7,239,815
            6,871       Schweiz Ruckverisch, REGD             12,870,014
                                                             -----------
                                                              53,258,044
                                                             -----------

                        United Kingdom - 31.81%
          366,900       Barclays Bank, Plc                     9,749,726
        1,285,150       B.A.T. Industries, Plc                11,725,396
        1,343,427       BTR, Plc                               4,122,542
          517,000       Cable & Wireless, Plc                  4,546,848
          397,480       Cadbury Schweppes, Plc                 3,956,789
          538,114       Diageo, Plc                            4,945,038
          171,204       EMI Group, Plc                         1,476,810
          612,290       General Electric Co., Plc              4,019,779
          347,250       Glaxo Wellcome, Plc                    8,216,244
          501,850       Granada Group, Plc                     7,737,233
          306,950       Kingfisher, Plc                        4,282,878

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                Value
        Shares                                                 (Note 2)
        ----------------------------------------------------------------
                        United Kingdom - (Continued)
          667,250       Ladbroke Group, Plc                    2,898,443
          697,550       Lloyds TSB Group, Plc                  9,021,319
          279,100       Premier Farnell, Plc                   2,022,916
          753,900       Prudential Corp., Plc                  8,763,913
          686,600       Safeway, Plc                           3,897,580
          282,000       Scottish Power, Plc                    2,489,379
          944,050       Shell Transportation and Trading, Plc  6,858,006
          347,300       Siebe, Plc                             6,514,511
          545,750       TI Group, Plc                          4,184,580
          905,650       Vodafone Group, Plc                    6,608,854
          242,650       Zeneca Group, Plc                      8,544,098
                                                             -----------
                                                             126,582,882
                                                             -----------
                        Total Common Stocks                  387,804,033
                                                             -----------
                        (Cost $356,660,501)



        PREFERRED STOCK - 0.19%

          153,835       News Corp Ltd. (Australia)               761,175
                                                             -----------
                        Total Preferred Stock                    761,175
                        (Cost $632,568)                      -----------


        INVESTMENT COMPANIES - 1.48%

        3,542,337       Federated Investors                    3,542,337
          353,494       ILA Prime Obligation Portfolio Fund,
                          Class B                                353,494
        1,990,010       State Street Bank Temporary Fund       1,990,010
                                                             -----------
                        Total Investment Companies             5,885,841
                        (Cost $5,885,841)                    -----------


        Total Investments - 99.13%                           394,451,049
        (Cost $363,178,910)                                  -----------

        Net Assets and Other Liabilities - 0.87%               3,464,266
                                                             -----------
        Net Assets - 100.00%                                 397,915,315
                                                             ===========

----------------------------------------------
 *      Non income producing security.
ADR     American Depository Receipt


--------------------------------------------------------------------------------

             Industry Concentration of Common and Preferred Stocks
             -----------------------------------------------------
                         as Percentage of Net Assets:
                         ----------------------------


  Finance                        23.54%
  Chemicals and Drugs            14.42
  Telecommunications              9.81
  Consumer Goods and Services     9.79
  Electronics                     9.48
  Durable Goods                   8.01
  Energy                          4.72
  Utilities                       4.08
  Tobacco                         3.56
  Food and Beverage               3.23
  Basic Materials                 2.11
  Business Services               1.10
  Retail                          1.08
  Building and Construction       0.86
  Paper                           0.74
  Leisure and Entertainment       0.73
  Metals and Mining               0.39
                               -------
  Total                          97.65%
                               =======


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, Continued - December 31, 1997
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                                Unrealized
   Currency       Contracts To     Settlement         Contracts At         In Exchange         Appreciation
    Value           Deliver          Dates                Value            For U.S. $         (Depreciation)
-------------    --------------   -------------     ---------------      --------------       --------------
   12,288,000        CHF            01/07/98          $ 8,398,640         $ 8,453,508          $   54,868
    9,880,000        DEM            01/14/98            5,504,638           5,674,476             169,838
    6,800,000        GBP            01/26/98           11,211,502          11,047,280            (164,222)
    9,238,000        CHF            01/30/98            6,344,998           6,605,318             260,320
    7,400,000        CHF            02/13/98            5,090,192           5,386,127             295,935
    5,640,000        GBP            02/24/98            9,289,763           9,498,888             209,125
  675,862,000        JPY            02/27/98            5,222,997           5,398,259             175,262
1,862,625,000        JPY            03/09/98           14,416,405          14,800,358             383,953
  675,862,000        JPY            03/16/98            5,236,834           5,270,537              33,703
                                                      -----------         -----------          ----------
                                                      $70,715,969         $72,134,751          $1,418,782
                                                      ===========         ===========          ==========

-------------------------------------
CHF     Swiss Francs
DEM     German Mark
GBP     British Pound
JPY     Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $363,178,967. Net unrealized appreciation (depreciation) aggregated $31,272,082, of which $67,192,241 related to appreciated investment securities and $(35,920,159) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $10,114,719.

For the year ended December 31, 1997, the Portfolio has elected to defer $3,563,670 of capital losses attributable to Post-October Losses.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows (Unaudited):

        Paydate         Income          Taxes
        --------        ------          ------
        12/31/97        $ .032          $ .004

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $219,246,639 and $62,172,360 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                Value
        Shares                                                 (Note 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.41%
                        Finance - 18.18%
          129,000       American Express Co.                 $11,513,250
           66,450       American International Group, Inc.     7,226,438
           21,100       Associates First Capital Corp.*        1,500,738
          153,100       BankAmerica Corp.                     11,176,300
           53,700       Comerica, Inc.                         4,846,425
          120,400       Conseco, Inc.                          5,470,675
           17,500       Fifth Third Bancorp                    1,430,625
           84,100       First Chicago NBD Corp.                7,022,350
           47,200       Franklin Resources, Inc.               4,103,450
          247,000       MBNA Corp.                             6,746,188
           89,100       Morgan Stanley, Dean Witter,
                          Discover & Co.                       5,268,038
            1,400       SouthTrust Corp.                          88,813
            7,900       SunTrust Banks, Inc.                     563,863
          202,449       Travelers Group, Inc.                 10,906,940
          119,700       Washington Mutual, Inc.                7,638,356
                                                             -----------
                                                              85,502,449
                                                             -----------

                        Durable Goods - 14.13%
           89,000       BMC Software, Inc.*                    5,840,625
          197,400       CBS Corp.                              5,810,963
           86,300       CompUSA, Inc.*                         2,675,300
          102,500       Compuware Corp.                        3,280,000
           46,500       Dell Computer Corp.*                   3,906,000
          222,600       General Electric Co.                  16,333,275
          104,500       Ingersoll - Rand Co.                   4,232,250
          165,600       PeopleSoft, Inc.*                      6,458,400
           80,100       Tellabs, Inc.*                         4,235,288
           74,800       Texas Instruments, Inc.                3,366,000
          228,500       Tyco International, Ltd.              10,296,781
                                                             -----------
                                                              66,434,882
                                                             -----------

                        Chemicals and Drugs - 12.31%
          115,300       Bristol-Myers Squibb Co.              10,910,262
           77,800       Clorox Co.                             6,151,062
           73,400       Lilly (Eli) & Co.                      5,110,475
           74,800       Merck & Co., Inc.                      7,947,500
          141,800       Pfizer, Inc.                          10,572,963
          116,600       Schering-Plough Corp.                  7,243,776
           80,400       Warner-Lambert Co.                     9,969,600
                                                             -----------
                                                              57,905,638
                                                             -----------

                        Retail - 11.86%
          102,400       Consolidated Stores Corp.*             4,499,200
          144,900       Costco Cos., Inc.*                     6,466,163
          165,900       CVS Corp.                             10,627,969
           92,800       Dayton - Hudson Corp.                  6,264,000
           60,400       Home Depot, Inc.                       3,556,050
           52,400       Safeway, Inc.*                         3,314,300
          165,400       TJX Cos., Inc.                         5,685,626
          172,500       Walgreen Co.                           5,412,188
          252,800       Wal-Mart Stores, Inc.                  9,969,800
                                                             -----------
                                                              55,795,296
                                                             -----------


                        Technology - 8.22%
           92,200       Compaq Computer Corp.                  5,203,538
          134,288       Computer Associates International,
                          Inc                                  7,100,452
          158,800       EMC Corp.*                             4,357,075
           56,000       Lucent Technologies, Inc.              4,472,987
           89,900       Microsoft Corp.*                      11,619,575
           73,400       Parametric Technology Corp.*           3,477,325
           27,100       Pitney Bowes, Inc.*                    2,437,306
                                                             -----------
                                                              38,668,258
                                                             -----------

                        Consumer Products - 6.59%
           71,500       Colgate-Palmolive Co.                  5,255,250
          163,600       Halliburton Co.                        8,496,975
           47,900       Jones Apparel Group, Inc.*             2,059,700
           41,800       Lauder (Estee) Cos., Inc., Class A     2,150,088
           70,200       Liz Claiborne, Inc.                    2,935,238
          126,600       Procter & Gamble Co.                  10,104,263
                                                             -----------
                                                              31,001,514
                                                             -----------

                        Energy - 4.21%
          120,500       Exxon Corp.                            7,373,094
           52,400       Mobil Corp.                            3,782,625
          107,200       Schlumberger, Ltd.                     8,629,600
                                                             -----------
                                                              19,785,319
                                                             -----------

                        Food and Beverage - 3.61%
           61,900       Campbell Soup Co.                      3,597,938
          171,100       Coca-Cola Enterprises, Inc.            6,084,744
           99,900       ConAgra, Inc.                          3,277,969
           71,500       Sara Lee Corp.                         4,026,344
                                                             -----------
                                                              16,986,995
                                                             -----------

                        Health Services - 3.38%
           51,000       Cardinal Health, Inc.                  3,831,375
          140,500       HBO & Co.                              6,744,000
          192,500       HEALTHSOUTH Corp.*                     5,341,875
                                                             -----------
                                                              15,917,250
                                                             -----------

                        Communications - 3.16%
           64,400       Ericsson (L.M.)
                          Telefonaktiebolaget, Class A*        2,402,925
          149,300       Sprint Corp.                           8,752,713
          131,200       Tele-Communications, Inc., TCI
                          Venture                              3,714,600
                                                             -----------
                                                              14,870,238
                                                             -----------

                        Hotels-Leisure - 2.92%
           92,200       Carnival Corp., Class A                5,105,575
           94,600       Marriott International, Inc.           6,551,050
           36,300       Starwood Hotels and Resorts Trust      2,100,863
                                                             -----------
                                                              13,757,488
                                                             -----------

                        Business Services - 2.40%
          142,800       Cendant Corp.*                         4,908,750
           85,500       Interpublic Group of Companies,
                          Inc.                                 4,258,969
           55,300       Quintiles Transnational Corp.*         2,115,225
                                                             -----------
                                                              11,282,944
                                                             -----------

                   See Notes to Financial Statements.
                   -------------------------------------------------------------

--------------------------------------------------------------------------------
                               SELECT GROWTH FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                Value
        Shares                                                 (Note 2)
        ----------------------------------------------------------------

                        Printing and Publishing - 2.32%
          176,400       Gannett Co., Inc.                    $10,903,725
                                                             -----------

                        Utilities - 1.91%
           61,900       SBC Communications, Inc.*              4,534,175
          112,900       USA Waste Services, Inc.*              4,431,325
                                                             -----------
                                                               8,965,500
                                                             -----------

                        Aerospace-Aircraft - 1.29%
           97,200       Textron, Inc.                          6,075,000
                                                             -----------

                        Building and Construction- 0.92%
           83,900       Masco Corp.                            4,268,413
                                                             -----------
                        Total Common Stocks                  458,120,909
                        (Cost $364,915,595)                  -----------


        Par Value
        ---------
        CORPORATE BONDS - 0.74%

        $1,000,000      Green Tree Lease Finance, LLC
                        5.99%, 01/20/99                        1,000,000
         2,500,000      New England Education Loan
                        Marketing Corp. 6.01%, 07/17/98        2,498,958
                                                             -----------
                        Total Corporate Bonds                  3,498,958
                        (Cost $3,502,115)                    -----------


        CERTIFICATES OF DEPOSIT - 1.17%

         2,500,000      Skandinaviska Enskilda Banken
                        5.88%, 06/03/98                        2,499,000
         3,000,000      Bayerische Vereinsban AG
                        6.30%, 11/25/98                        2,990,400
                                                             -----------
                        Total Certificates of Deposit          5,489,400
                        (Cost $5,500,020)                    -----------


                                                                Value
        Par Value                                             (Note 2)
        ----------------------------------------------------------------
        COMMERCIAL PAPER - 1.56%

        $1,500,000      New York, NY
                        5.50%, 02/01/98                       $1,499,103
         5,860,000      Federal Home Loan Mortgage Corp.
                        5.70%, 01/05/98 (A)                    5,856,289
                                                             -----------
                        Total Commercial Paper                 7,355,392
                        (Cost $7,355,763)                    -----------


          Shares
        ----------
        INVESTMENT COMPANIES - 0.72%

             4,025      ILA Prime Obligation Portfolio
                        Fund, Class B                              4,025
         3,405,795      State Street Bank Temporary Fund       3,405,795
                                                             -----------
                        Total Investment Companies             3,409,820
                        (Cost $3,409,820)                    -----------



        Total Investments - 101.60%                          477,874,479
        (Cost $384,683,313)                                 ------------


        Net Assets and Other Liabilities - (1.60)%            (7,518,506)
                                                            ------------
        Net Assets - 100.00%                                $470,355,973
                                                            ============
--------------------------------------------
 *      Non income producing security.
(A)     Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $384,850,540. Net unrealized appreciation (depreciation) aggregated $93,023,939 of which $97,436,276 related to appreciated investment securities and $(4,412,337) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $12,681,625.

OTHER INFORMATION

For the year ended December 31, 1997, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $395,127,759 and $250,498,372 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                  PORTFOLIO OF INVESTMENTS - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                Value
        Shares                                                 (Note 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 89.85%
                        Finance - 13.18%
           59,200       ACE, Ltd.                           $  5,712,800
          205,000       Aetna Life & Casualty Co.             14,465,313
           84,900       American International Group, Inc.     9,232,875
           32,900       Citicorp                               4,159,794
           34,500       EXEL, Ltd.                             2,186,438
          102,400       Northern Trust Corp.                   7,142,400
          108,000       PartnerRE, Ltd.                        5,008,500
           95,300       The CIT Group, Inc., Class A*          3,073,425
          206,000       TIG Holdings, Inc.                     6,836,625
           79,600       Tokio Marine & Fire Insurance Co.,
                          ADR                                  4,596,900
                                                            ------------
                                                              62,415,070
                                                            ------------

                        Chemicals and Drugs - 11.83%
           79,500       Air Products & Chemicals, Inc.         6,538,875
          145,800       duPont (E.I.) deNemours & Co.          8,757,113
           78,100       Genentech, Inc.*                       4,734,813
           69,100       Grace (W.R.) & Co.                     5,558,231
          134,200       Monsanto Co.                           5,636,400
          179,200       Pfizer, Inc.                          13,361,600
           72,000       Rhone-Poulenc SA, ADR
                        (Warrants), exp. 11/05/01*               234,000
          192,500       Rhone-Poulenc SA, ADR                  8,542,188
           21,400       Warner-Lambert Co.                     2,653,600
                                                            ------------
                                                              56,016,820
                                                            ------------

                        Consumer Staples - 7.83%
          198,500       Black & Decker Corp.                   7,753,906
          235,200       Fortune Brands, Inc.                   8,717,100
           89,500       Litton Industries, Inc. *              5,146,244
          127,300       Minnesota Mining & Manufacturing
                          Co.                                 10,446,556
          134,200       RJR Nabisco Holdings Corp.             5,032,500
                                                            ------------
                                                              37,096,306
                                                            ------------

                        Utilities - 6.90%
          108,380       Bell Atlantic Corp.                    9,862,580
           58,800       Consolidated Edison Co. of New York    2,410,800
          426,200       Long Island Lighting Co.              12,839,275
          182,300       Texas Utilities Co.                    7,576,844
                                                            ------------
                                                              32,689,499
                                                            ------------

                        Aerospace-Airlines - 6.55%
           58,200       AMR Corp. *                            7,478,700
           39,093       Boeing Co.                             1,913,130
          147,000       Lockheed Martin Corp.                 14,479,500
          142,700       Sundstrand Corp.                       7,188,513
                                                            ------------
                                                              31,059,843
                                                            ------------

                        Printing and Publishing - 6.51%
          119,100       Time Warner, Inc.                      7,384,200
          221,500       Tribune Co.                           13,788,375
          333,800       U.S. West, Inc., Media Group*          9,638,475
                                                            ------------
                                                              30,811,050
                                                            ------------

                        Technology - 6.00%
           96,800       AirTouch Communications, Inc.*         4,023,250
          204,900       Electronic Data Systems Corp.          9,002,794
           73,100       Honeywell, Inc.                        5,007,350
           99,600       International Business Machines
                          Corp.                               10,414,425
                                                            ------------
                                                              28,447,819
                                                            ------------

                        Energy - 5.83%
          147,500       Amerada Hess Corp.                     8,094,063
          105,300       Chevron Corp.                          8,108,100
          135,000       Oryx Energy Co.*                       3,442,500
          204,700       Unocal Corp.                           7,944,919
                                                            ------------
                                                              27,589,582
                                                            ------------

                        Consumer Products - 5.39%
          254,200       Anheuser-Busch Cos., Inc.             11,184,800
          173,200       Ikon Office Solutions, Inc.            4,871,250
          124,600       Kimberly-Clark Corp.                   6,144,338
           30,100       Seagram Co., Ltd.                        972,606
           60,000       Tenneco, Inc.                          2,370,000
                                                            ------------
                                                              25,542,994
                                                            ------------

                        Durable Goods - 4.82%
          115,200       General Electric Co.                   8,452,800
          274,700       Rockwell International Corp.          14,353,075
                                                            ------------
                                                              22,805,875
                                                            ------------

                        Retail - 2.78%
           96,500       Penney (J.C.) Co., Inc.                5,820,156
          115,900       Wal-Mart Stores, Inc.                  4,570,806
          135,500       Woolworth Corp.*                       2,760,813
                                                            ------------
                                                              13,151,775
                                                            ------------

                        Manufacturing - 2.72%
          340,000       Owens-Illinois, Inc.*                 12,898,750
                                                            ------------

                        Metals and Mining - 2.71%
          254,500       Allegheny Teledyne, Inc.               6,585,188
          114,200       Getchell Gold Corp.*                   2,740,800
           56,000       Phelps Dodge Corp.                     3,486,000
                                                            ------------
                                                              12,811,988
                                                            ------------

                        Health Services - 2.70%
          123,300       Baxter International, Inc.             6,218,944
          199,200       Columbia/HCA Healthcare Corp.          5,901,300
            9,800       Johnson & Johnson                        645,575
                                                            ------------
                                                              12,765,819
                                                            ------------

                        Business Services - 2.14%
          346,200       First Data Corp.                      10,126,350
                                                            ------------

                   See Notes to Financial Statements.
-----------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                                                Value
        Shares                                                 (Note 2)
--------------------------------------------------------------------------------
                        Automotive - 1.38%
           55,800       General Motors Corp.                $  3,382,875
           85,401       General Motors Corp., Class H          3,154,484
                                                            ------------
                                                               6,537,359
                                                            ------------

                        Paper and Forest - 0.58%
          258,800       MacMillan Bloedel, Ltd.                2,749,750
                                                            ------------
                        Total Common Stocks                  425,516,649
                        (Cost $351,177,637)                 ------------


        PREFERRED STOCKS - 1.87%

           30,100       AirTouch Communications, Inc.,
                         Class B                               1,072,313
           93,600       Globalstar Telecommunications, Ltd.    7,780,500
                                                            ------------
                        Total Preferred Stocks                 8,852,813
                        (Cost $5,358,131)                   ------------


          Par Value
        -------------

        CORPORATE NOTES AND BONDS - 4.87%
        $ 1,000,000     Chase Manhattan Bank Corp.
                        10.38%, 03/15/99                       1,048,512
         10,700,000     Hewlett-Packard Co.
                        3.13%, 10/14/17 (A) (C)                5,564,000
          1,300,000     Merrill Lynch & Co., Inc.,
                        Series B, MTN 6.65%, 01/15/99          1,307,394
          2,500,000     Morgan Stanley Group, Inc.,
                        Series C 6.43%, 03/09/98               2,502,380
          2,292,000     National Semiconductor Corp.
                        6.50%, 10/01/02                        2,237,565
          2,500,000     New England Education Loan
                        Marketing Corp. 6.01%, 07/17/98        2,498,958
          2,500,000     Rabobank Nederland
                        5.95%, 10/06/99                        2,502,780
          6,250,000     Roche Holdings, Inc.
                        5.43%, 05/06/12 (A) (C)                2,875,000
          1,500,000     VW Credit, Inc.
                        5.75%, 11/15/98 (A)                    1,495,598
          1,000,000     Xerox Credit Corp., Series D,
                        MTN 6.84%, 06/01/00                    1,016,855
                                                            ------------
                        Total Corporate Notes and Bonds       23,049,042
                        (Cost $23,206,532)                  ------------


        ASSET-BACKED SECURITIES - 1.16%

          2,500,000     Asset Backed Capital
                        5.76%, 09/23/98                        2,498,250
          1,000,000     Case Equipment Loan Trust,
                        1997-A, A3 6.45%, 03/15/04             1,009,590
          2,000,000     Green Tree Lease Finance
                        5.99%, 01/20/99                        2,000,000
                                                            ------------
                        Total Asset-Backed Securities          5,507,840
                        (Cost $5,499,681)                   ------------


        U.S. GOVERNMENT OBLIGATION - 0.43%

          2,000,000     U.S. Treasury Note
                        6.25% 06/30/02                         2,040,626
                                                            ------------
                        Total U.S. Government Obligation       2,040,626
                        (Cost $2,034,375)                   ------------


        CERTIFICATES OF DEPOSIT - 0.95%

          2,000,000     Bayerische Vereinsbank AG
                        6.30%, 11/25/98                        1,993,600
          2,500,000     Skandinaviska Enskilda Banken
                        5.88%, 06/03/98                        2,499,000
                                                            ------------
                        Total Certificates of Deposit          4,492,600
                        (Cost $4,500,000)                   ------------


        COMMERCIAL PAPER (B) - 0.53%

          2,500,000     New York, NY, Series E, GO
                        5.50%, 02/01/98                        2,498,505
                                                            ------------
                        Total Commercial Paper                 2,498,505
                        (Cost $2,499,124)                   ------------


        REPURCHASE AGREEMENT - 3.17%

         15,000,000     First Union Repurchase Agreement
                        7.50%, 01/02/98, Dated 12/31/97
                        Repurchase Price $15,006,250
                        (Collateralized by Green Tree
                        Lease Finance 6.17%, Due 2005.
                        Total Par $15,500,000;
                        Market Value $15,751,875)             15,000,000
                                                            ------------
                        Total Repurchase Agreement            15,000,000
                        (Cost $15,000,000)                  ------------



                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                         SELECT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                Value
        Shares                                                 (Note 2)
--------------------------------------------------------------------------------
        INVESTMENT COMPANY - 0.87%

          4,099,319     State Street Bank Temporary Fund    $  4,099,319
                                                            ------------
                        Total Investment Company               4,099,319
                                                            ------------
                        (Cost $4,099,319)

          Total Investments - 103.70%                        491,057,394
                                                            ------------
          (Cost $413,374,799)
          Net Other Assets and Liabilities - (3.70)%         (17,504,900)
                                                            ------------
          Net Assets - 100.00%                              $473,552,494
                                                            ============
--------------------------------------
 *      Non income producing security.
(A)     Security exempt from registration under rule 144A of the
        Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1997, these securities amounted to $9,934,598 or 2.10% of net assets.
(B)     Effective yield at time of purchase.
(C)     Zero coupon bond.  Rate shown reflects effective yield to maturity.
ADR     American Depository Receipt
GO      General Obligation
MTN     Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1997, the aggregate cost of investment securities for tax purposes was $413,980,273. Net unrealized appreciation (depreciation) aggregated $77,077,121, of which $83,857,910 related to appreciated investment securities and $(6,780,789) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $31,781,244.

OTHER INFORMATION
For the year ended December, 1997, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $371,466,205 and $258,551,224 of non-governmental issuers, respectively, and $2,034,375 and $0 of U.S. Government Agency issuers, respectively.

                        See Notes to Financial Statements.
                        --------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT INCOME FUND
--------------------------------------------------------------------------------

                 Portfolio of investments - December 31, 1997
--------------------------------------------------------------------------------

                                               Moody's Ratings    Value
       Par Value                                  (Unaudited)   (Note 2)
--------------------------------------------------------------------------------
       CORPORATE NOTES AND BONDS - 47.59%

                        Finance - 20.24%
       $  700,000       Chase Commercial Mortgage
                        Securities 7.37%, 05/19/07     NR     $  713,230
        1,000,000       Chase Commercial Mortgage
                        Securities 6.23%, 06/18/08     NR      1,007,813
          500,000       Duke Realty, LP
                        7.25%, 09/22/02                Baa       515,526
          400,000       Franchise Finance Corp. of
                        America 7.00%, 11/30/00        Baa       406,130
          600,000       General Electric Capital
                        Corp. 6.66%, 05/01/18          Aaa       608,001
          900,000       General Motors Acceptance
                        Corp. 7.09%, 11/15/10          NR        910,125
          725,000       Green Tree Financial Corp.
                        7.54%, 04/15/28                NR        761,480
        1,625,000       Green Tree Financial Corp.
                        7.53%, 07/15/28                NR      1,720,728
          650,000       Green Tree Financial Corp.
                        7.24%, 11/15/28                NR        676,307
          850,000       Green Tree Financial Corp.
                        7.22%, 02/15/29                NR        886,921
          850,000       Green Tree Financial Corp.
                        6.95%, 05/15/29                NR        869,457
          125,000       Greyhound Financial Corp.
                        8.50%, 02/15/99                Baa       128,219
        1,100,000       Highwoods/Forsyth, LP
                        6.75%, 12/01/03                Baa     1,109,538
          875,000       Homeside Lending, Inc., MTN
                        6.88%, 06/30/02                Baa       891,333
          500,000       Integra Financial Corp.
                        6.50%, 04/15/00                A         504,390
          800,000       Keystone Financial
                        Mid-Atlantic Funding
                        Senior Note 7.30%, 05/15/04    Baa       830,785
          575,000       Mortgage Capital Funding,
                        Inc. 7.90%, 02/15/06           NR        610,581
        1,050,000       Norwest Asset Securities
                        Corp. 7.00%, 02/15/13 (D)      NR      1,057,214
          625,000       Sears Roebuck Acceptance
                        Corp. Series II, MTN
                        6.69%, 04/30/01                A         633,545
          600,000       Security Connecticut Corp.,
                        MTN 7.13%, 03/01/03            A         611,266
          500,000       Simon DeBartolo Group, LP
                        6.88%, 11/15/06                Baa       504,696
          900,000       Susa Partnership, LP, REIT
                        8.20%, 06/01/17                Baa       984,602
        1,575,000       The Money Store, Inc.
                        8.38%, 04/15/04                Ba      1,626,818
          450,000       TIG Holdings, Inc.
                        8.13%, 04/15/05                Baa       485,723
        1,150,000       United Companies Financial
                        Corp. Senior Note
                        7.70%, 01/15/04                Ba      1,207,372
          750,000       Wharf Capital International,
                        Ltd. 8.88%, 11/01/04           Baa       835,841
                                                            ------------
                                                              21,097,641
                                                            ------------

                        Real Estate - 8.76%
          500,000       Avalon Properties, Inc.
                        Senior Note, REIT
                        7.38%, 09/15/02                Baa       513,197
          300,000       Colonial Realty, LP, MTN
                        7.16%, 01/17/03                Baa       308,335
          750,000       Colonial Realty, LP, MTN
                        6.96%, 07/26/04                Baa       760,613
          325,000       Equity Residential Properties
                        Trust 7.13%, 10/15/17          A         329,459
          400,000       ERP Operating, LP
                        8.50%, 05/15/99 (A)            Baa       410,704
          200,000       ERP Operating, LP
                        7.95%, 04/15/02                A         209,658
          750,000       IRT Property Co., REIT
                        7.25%, 08/15/07                Baa       771,323
          900,000       JDN Realty Corp.
                        6.80%, 08/01/04                Baa       907,506
          500,000       La Quinta Inns, Inc., MTN
                        7.11%, 10/17/01                Baa       508,224
          650,000       Meditrust, REIT
                        7.82%, 09/10/26                Baa       688,214
          450,000       Security Capital Industrial
                        Trust 7.63%, 07/01/17          Baa       471,797
          500,000       Shopping Center Associates
                        6.75%, 01/15/04 (A)            Aaa       501,455
          875,000       Simon Debartolo, LP, MTN
                        7.13%, 06/24/05                Baa       890,386
          450,000       Spieker Properties, LP
                        6.65%, 12/15/00                Baa       450,497
          750,000       Summit Properties, Inc.
                        7.20%, 08/15/07                Baa       771,900
          625,000       Trinet Corporate Realty
                        Trust, Inc. 7.30%, 05/15/01    Baa       638,708
                                                            ------------
                                                               9,131,976
                                                            ------------

                        Securities Broker and Dealers - 5.78%
          190,000       Bear Stearns Cos., Inc.
                        Senior Note
                        6.75%, 08/15/00                A         192,790
        1,150,000       Goldman Sachs Group, LP
                        7.20%, 03/01/07 (A)            A       1,191,111
        1,000,000       Merrill Lynch Mortgage
                        Investors, Inc. 6.96%,
                        11/21/28                       NR        972,810
          825,000       Merrill Lynch Mortgage
                        Investors, Inc. 7.12%,
                        06/18/25                       NR        823,705
          575,000       Merrill Lynch & Co., Inc.
                        6.00%, 01/15/01                Aa        572,476
          100,000       Salomon, Inc.
                        7.13%, 08/01/99                A         101,521


                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT INCOME FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                               Moody's Ratings    Value
       Par Value                                  (Unaudited)   (Note 2)
       -----------------------------------------------------------------

                        Securities Broker and Dealers (continued)
       $  550,000       Salomon, Inc.
                        7.25%, 05/01/01                  A  $    566,237
          325,000       Salomon, Inc.
                        7.00%, 05/15/99                  A       328,862
           50,000       Salomon, Inc., Series D,
                        Senior MTN
                        6.08%, 04/05/99                Baa        49,745
          175,000       Salomon, Inc., Series D, MTN
                        6.82%, 07/26/99                  A       176,961
          250,000       Salomon, Inc., MTN
                        6.63%, 11/30/00                  A       252,984
          350,000       Smith Barney Holdings, Inc.
                        7.88%, 10/01/99                  A       359,169
          425,000       Smith Barney Holdings, Inc.
                        7.00%, 03/15/04                  A       435,243
                                                            ------------
                                                               6,023,614
                                                            ------------

                        Industrial - 2.70%
        1,500,000       Brascan, Ltd.
                        7.38%, 10/01/02                 Ba     1,566,807
        1,250,000       Cominco, Ltd.
                        6.88%, 02/15/06                Baa     1,245,665
                                                            ------------
                                                               2,812,472
                                                            ------------

                        Insurance - 2.58%
          775,000       Conseco, Inc.
                        8.13%, 02/15/03                 Ba       821,684
          575,000       Equitable Life Assurance
                        Society
                        7.70%, 12/01/15 (A)              A       615,663
          800,000       Markel Corp.
                        7.25%, 11/01/03                Baa       828,069
          400,000       USF&G Corp.
                        Senior Note
                        8.38%, 06/15/01                Baa       424,524
                                                            ------------
                                                               2,689,940
                                                            ------------

                        Manufacturing - 1.65%
          775,000       Georgia-Pacific Corp.
                        9.95%, 06/15/02                Baa       884,352
          425,000       Noranda Forest, Inc.,
                        Debenture
                        8.88%, 10/15/99                Baa       443,182
          400,000       Scherer (R.P.) Corp.
                        Senior Note
                        6.75%, 02/01/04                 Ba       396,289
                                                            ------------
                                                               1,723,823
                                                            ------------

                        Banking - 1.63%
          450,000       First USA Bank, MTN
                        5.75%, 01/15/99                 Aa       449,076
          400,000       First USA Bank, MTN
                        7.00%, 08/20/01                 Aa       410,889
          400,000       St. George Bank, Ltd.
                        6.88%, 04/01/99 (A)            Baa       403,728
          425,000       St. George Bank, Ltd.
                        7.15%, 10/15/05 (A)            Baa       437,159
                                                            ------------
                                                               1,700,852
                                                            ------------

                        Consumer Goods - 1.25%
        1,400,000       Quantum Health Resources, Inc.
                        4.75%, 10/01/00                  B  $  1,303,750
                                                            ------------

                        Equipment - 0.88%
          850,000       Toro Co.
                        7.80%, 06/15/27                Baa       915,238
                                                            ------------

                        Merchandising and
                        Retail - 0.80%
          800,000       Great Atlantic & Pacific
                        Tea Co., Inc. Senior Note
                        7.70%, 01/15/04                Baa       839,000
                                                            ------------

                        Communications - 0.49%
          475,000       Tele-Communications, Inc.
                        7.88%, 08/01/13                 Ba       510,896
                                                            ------------

                        Entertainment-Leisure - 0.44%
          450,000       Royal Caribbean Cruises, Ltd.
                        7.50%, 10/15/27                Baa       463,022
                                                            ------------

                        Utilities - 0.39%
          300,000       System Energy
                        Resources, Inc.
                        6.00%, 04/01/98                Baa       300,019
          100,000       System Energy
                        Resources, Inc.
                        7.63%, 04/01/99                Baa       101,763
                                                            ------------
                                                                 401,782
                                                            ------------
                Total Corporate Notes and Bonds               49,614,006
                                                            ------------
                (Cost $48,170,030)

        U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 34.34%

        8,975,000       U.S. Treasury Bond - 10.77%
                        8.13%, 08/15/19 (E)            Aaa    11,232,778
                                                            ------------

                        U.S. Treasury Notes - 8.84%
          375,000       5.13%, 02/28/98 (E)            Aaa       374,758
          300,000       5.38%, 05/31/98 (E)            Aaa       299,813
           75,000       6.25%, 07/31/98                Aaa        75,305
        4,550,000       5.63%, 11/30/98 (E)            Aaa     4,550,000
          275,000       6.63%, 06/30/01                Aaa       282,734
        2,275,000       6.25%, 10/31/01                Aaa     2,314,813
          975,000       5.75%, 08/15/03                Aaa       975,915
          325,000       6.50%, 08/15/05                Aaa       339,117
                                                            ------------
                                                               9,212,455
                                                            ------------





                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                              SELECT INCOME FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1997
--------------------------------------------------------------------------------
                                               Moody's Ratings    Value
       Par Value                                  (Unaudited)   (Note 2)
--------------------------------------------------------------------------------

                      Federal National Mortgage Association (B) - 8.72%
       $  211,687     6.00%, 03/01/03, Pool # 303790   Aaa    $  209,617
          531,048     6.00%, 01/01/11, Pool # 334836   Aaa       522,694
          941,027     6.00%, 03/01/11, Pool # 303779   Aaa       925,735
        1,250,000     8.00%, 07/25/23, REMIC           Aaa     1,385,148
          241,277     7.00%, 07/01/23, Pool # 50765    Aaa       244,107
          266,130     7.00%, 12/01/23, Pool # 240476   Aaa       269,252
          263,455     7.00%, 01/01/24, Pool # 261764.  Aaa       266,390
           39,835     7.00%, 05/01/24, Pool # 265289   Aaa        40,278
          359,727     7.00%, 06/01/24, Pool # 283173   Aaa       363,734
          804,522     7.00%, 06/01/24, Pool # 284717   Aaa       813,484
          837,439     7.00%, 08/01/25, Pool # 250345   Aaa       845,194
          308,670     7.00%, 07/01/25, Pool # 307012   Aaa       311,529
          301,324     7.00%, 07/01/25, Pool # 315035   Aaa       304,114
          179,682     7.00%, 07/01/25, Pool # 317579   Aaa       181,346
          200,842     7.00%, 08/01/25, Pool # 318107   Aaa       202,702
          146,508     7.00%, 08/01/25, Pool # 318348   Aaa       147,864
          729,953     7.00%, 08/01/25, Pool # 318863   Aaa       736,712
          393,550     7.00%, 08/01/25, Pool # 319485   Aaa       397,194
          411,150     7.00%, 08/01/25, Pool # 320333   Aaa       414,957
          313,721     7.00%, 09/01/25, Pool # 317782   Aaa       316,626
          187,623     7.00%, 09/01/25, Pool # 303555   Aaa       189,360
                                                             -----------
                                                               9,088,037
                                                             -----------

                      Federal Home Loan Mortgage Corporation (B) - 4.23%
          602,133     6.00%, 12/01/10, Pool # E00411   Aaa       593,240
          950,093     6.00%, 03/01/11, Pool # E20228   Aaa       935,908
        1,234,944     6.00%, 05/01/12, Pool # G10691   Aaa     1,216,506
          955,531     7.50%, 05/01/26, Pool # D71610   Aaa       978,932
          419,575     7.50%, 07/01/26, Pool # D72669   Aaa       429,850
          249,480     7.50%, 08/01/26, Pool # C00473   Aaa       255,590
                                                             -----------
                                                               4,410,026
                                                             -----------

                      Government National Mortgage Association (B) - 1.78%
          380,749     7.00%, 07/15/24, Pool # 352919   Aaa       384,751
          326,504     7.00%, 11/15/23, Pool # 370890   Aaa       330,125
          358,214     7.00%, 02/15/24, Pool # 366855   Aaa       361,979
          767,853     7.00%, 07/15/23, Pool # 326534   Aaa       776,368
                                                             -----------
                                                               1,853,223
                                                             -----------
                      Total U.S. Government
                      and Agency Obligations                  35,796,519
                      (Cost $34,829,758)                     -----------



       ASSET-BACKED SECURITIES - 6.04%

          335,367       Advanta Mortgage Loan
                        Trust,Series 93-4
                        5.50%, 03/25/10                Aaa       326,161
        1,200,000       Contimortgage Home
                        Equity Loan Trust
                        Class A
                        6.88%, 01/15/28                 NR     1,217,688
          700,000       CS First Boston Mortgage
                        Securities Co.
                        7.59%, 07/25/26                 NR       733,715
          325,000       EQCC Home Equity Loan Trust,
                        Series 1996-1
                        6.19%, 12/15/10                Aaa       323,593
          925,000       EQCC Home Equity Loan Trust,
                        Series 1996-4
                        6.89%, 10/15/11                 NR       942,168
          104,721       Fund America Investors Corp.
                        II, 1993-F
                        5.40%, 09/25/09                Aaa       102,412
          703,057       Housing Securities, Inc.
                        6.50%, 07/25/09                 NR       699,542
          625,000       Resolution Trust Corp.
                        8.00%, 06/25/26                 NR       644,531
          115,914       Resolution Trust Corp.
                        8.00%, 04/25/25                Baa       118,485
          275,000       Resolution Trust Corp.
                        6.90%, 06/01/25                Aaa       273,969
          238,056       Resolution Trust Corp.
                        7.45%, 09/15/25                Baa       241,870
          550,000       The Money Store Home Equity
                        Trust, 1996-D
                        7.00%, 04/15/28                Aaa       561,457
          116,130       UCFC Home Equity Loan Trust,
                        1994-B2
                        7.10%, 03/10/23                Aaa       118,110
                                                             -----------
                        Total Asset-Backed Securities          6,303,701
                        (Cost $6,121,476)                    -----------


       MUNICIPAL BOND - 1.07%

        4,100,000       New Jersey Economic
                        Development Authority
                        Pension Fund Revenue
                        7.50%, 02/15/18 (F)             NR     1,112,166
                                                             -----------
                        Total Municipal Bond                   1,112,166
                                                             -----------
                        (Cost $879,450)

       COMMERCIAL PAPER (C) - 9.37%

          950,000       Abbey National North
                        America Corp.
                        5.58%, 02/03/98                 NR       940,215
        1,500,000       Campbell Soup Co.
                        5.60%, 01/09/98                 NR     1,498,182
        1,500,000       Daimler-Benz North
                        America Corp.
                        5.62%, 02/19/98                 NR     1,481,700
        2,000,000       Federal Home Loan
                        Mortgage Corp.
                        5.74%, 01/23/98                Aaa     1,993,021
          600,000       Federal Home Loan
                        Mortgage Corp.
                        5.24%, 01/30/98                Aaa       597,067
          375,000       Federal Home Loan
                        Mortgage Corp.
                        5.60%, 02/20/98                Aaa       372,025
        1,000,000       Federal Home Loan
                        Mortgage Corp.
                        5.63%, 03/09/98                Aaa       988,800
          500,000       General Electric
                        Capital Corp.
                        5.55%, 01/12/98                 NR       499,152
        1,400,000       Procter & Gamble Co.
                        5.55%, 01/08/98                 NR     1,398,527
                                                             -----------
                        Total Commercial Paper                 9,768,689
                                                             -----------
                        (Cost $9,781,745)


                      See Notes to Financial Statements.
--------------------------------------------------------

-----------------------------------------------------------------------------
                              SELECT INCOME FUND
-----------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED . DECEMBER 31, 1997
-----------------------------------------------------------------------------

                                                    Moody's Ratings    Value
Shares                                                 (Unaudited)   (Note 2)
-----------------------------------------------------------------------------

INVESTMENT COMPANIES - 1.33%

    1,795   Federated Investors Prime Fund Class A          NR   $      1,795
1,384,735   ILA Prime Obligation Portfolio Fund Class B     NR      1,384,735
                                                                 ------------
Total Investment Companies                                          1,386,530
(Cost $1,386,530)                                                ------------


Total Investments - 99.74%                                        103,981,611
(Cost $101,168,989)                                              ------------

Net Assets and Other Liabilities - 0.26%                              271,760
                                                                 ------------
Net Assets - 100.00%                                             $104,253,371
                                                                 ============

--------------------------------------
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1997, these securities amounted to $3,559,820 or 3.42% of net assets.
(B)  Pass Through Certificates
(C)  Effective yield at time of purchase.
(D)  Forward Commitment
(E)  Collateral on Forward Commitment
(F) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
MTN  Medium Term Note
REIT Real Estate Investment Trust


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1997, the aggregate cost of investment securities for tax purposes was $101,168,989. Net unrealized appreciation (depreciation) aggregated $2,812,622, of which $2,844,672 related to appreciated investment securities and $(32,050) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $570,218 in 2002; and $500,277 in 2004. During 1997, the
Portfolio utilized $363,947 of its capital loss carryforwards.

OTHER INFORMATION
For the year ended December, 1997, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $43,512,879 and $26,394,424 from non-governmental issuers, respectively, and $36,623,514 and $37,454,709 from U.S. Government Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings (Unaudited)

              Aaa             40.93%
              Aa               1.38
              A                6.26
              Baa             21.62
              Ba               5.90
              B                1.25
              NR (Not Rated)  22.66
                             ------
                             100.00%
                             ======

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

                  PORTFOLIO OF INVESTMENTS . DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                 Value
       Par Value                                                (Note 2)
       ----------------------------------------------------------------------

       CORPORATE NOTES AND BONDS - 28.44%
                        Securities Brokers and Dealers - 11.09%
       $1,000,000       Bear Stearns Cos., Inc.,
                        Series B, MTN
                        6.13%, 02/17/98*                           $1,000,240
        2,500,000       Bear Stearns Cos., Inc.,
                        Series B, MTN
                        6.44%, 02/23/98*                            2,501,469
        5,000,000       Bear Stearns Cos., Inc.,
                        Series B, MTN
                        5.74%, 08/25/98*                            5,000,000
        3,500,000       Goldman Sachs Group, LP,
                        Series E, MTN
                        6.26%, 05/29/98*                            3,503,438
        1,915,000       Lehman Brothers Holdings, Inc.,
                        Series E, MTN
                        6.73%, 02/27/98                             1,917,269
        1,504,000       Lehman Brothers Holdings, Inc.,
                        Senior Note
                        6.38%, 06/01/98                             1,506,333
        2,000,000       Merrill Lynch & Co., Inc.,
                        Series B, MTN
                        6.21%, 05/19/98*                            2,001,975
        5,000,000       Paine Webber Group, Inc., Series C,
                        Senior MTN
                        6.06%, 09/16/98*                            5,000,000
        5,500,000       Paine Webber Group, Inc.,
                        Series C, MTN
                        5.93%, 11/04/98*                            5,500,000
          975,000       Shearson Lehman Brothers Holdings,
                        Inc., Series D, MTN
                        6.25%, 06/29/98                               975,716
                                                                  -----------
                                                                   28,906,440
                                                                  -----------

                        Finance - 10.94%
        3,165,000       Abbey National Treasury Services Plc
                        6.50%, 12/21/98                             3,178,625
          697,000       Asset Backed Capital Finance,
                        Inc., MTN
                        5.93%, 05/08/98                               682,419
        2,000,000       Asset-Backed Capital, Ltd., MTN
                        5.76%, 09/23/98*                            2,000,000
        2,500,000       Avco Financial Service
                        5.90%, 11/17/98*                            2,500,000
        5,750,000       General Electric Capital Corp.,
                        Series A, MTN
                        5.36%, 01/20/98                             5,748,170
        1,400,000       General Motors Acceptance Corp., MTN
                        7.30%, 02/02/98                             1,401,603
        4,000,000       General Motors Acceptance Corp., MTN
                        5.87%, 09/21/98*                            3,998,027
        3,000,000       Green Tree Lease Finance, LLC,
                        1997-1, Series A1
                        5.91%, 01/20/99                             3,000,000
        6,000,000       New England Education Loan Marketing
                        Corp., MTN
                        6.14%, 09/18/98*                            6,008,001
                                                                  -----------
                                                                   28,516,845
                                                                  -----------


                        Commercial Banks - 3.37%
        3,800,000       Bank of Boston, Senior MTN
                        5.82%, 04/22/98*                            3,800,746
        2,500,000       First USA Bank, MTN
                        5.98%, 04/28/98*                            2,501,049
        1,500,000       Morgan (J.P.) & Co., Inc.,
                        Subordinated Note
                        5.48%, 04/01/98                             1,479,444
        1,000,000       Norwest Corp., Series G, Senior MTN
                        6.00%, 10/13/98                             1,000,558
                                                                  -----------
                                                                    8,781,797
                                                                  -----------

                        Communication - 1.21%
        3,100,000       Nippon Telegraph and Telephone Corp.
                        9.50%, 07/27/98                             3,160,563
                                                                  -----------

                        Retail - 0.98%
        1,000,000       Albertson's, Inc., Series A, MTN
                        5.71%, 03/23/98                               999,815
        1,525,000       Sears Roebuck & Co.
                        9.25%, 04/15/98                             1,537,203
                                                                  -----------
                                                                    2,537,018
                                                                  -----------

                        Utilities - 0.85%
        1,000,000       Virginia Electric & Power Co.,
                        Series A
                        9.38%, 06/01/98                             1,012,177
        1,200,000       Virginia Electric & Power Co.,
                        Series E, MTN
                        6.35%, 06/08/98                             1,202,402
                                                                  -----------
                                                                    2,214,579
                                                                  -----------
                        Total Corporate Notes and Bonds            74,117,242
                        (Cost $74,117,242)                        -----------


       U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 9.86%

                        Federal National Mortgage
                        Association - 4.18%
        5,000,000       5.44%, 02/04/98                             4,974,311
        4,000,000       5.43%, 03/30/98                             3,946,955
        1,000,000       5.55%, 05/07/98                               980,575
        1,000,000       5.38%, 06/10/98                               998,774
                                                                  -----------
                                                                   10,900,615
                                                                  -----------

                        Federal Farm Credit Bank - 3.08%
        3,210,000       5.44%, 06/01/98                             3,136,755
        3,026,000       5.34%, 06/25/98                             2,947,450
        2,000,000       5.50%, 08/12/98                             1,931,860
                                                                  -----------
                                                                    8,016,065
                                                                  -----------

                        Federal Home Loan Mortgage
                        Corp. - 1.61%
        1,930,000       5.24%, 01/30/98                             1,921,852
        2,300,000       5.47%, 02/06/98                             2,287,419
                                                                  -----------
                                                                    4,209,271
                                                                  -----------

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                 Value
       Par Value                                                (Note 2)
       -----------------------------------------------------------------

                        Federal Home Loan Bank - 0.99%
       $2,000,000       5.40%, 02/11/98                      $ 1,987,700
          595,000       5.45%, 05/28/98                          581,759
                                                             -----------
                                                               2,569,459
                                                             -----------
                        Total U.S. Government
                        and Agency Obligations                25,695,410
                        (Cost $25,695,410)                   -----------


       COMMERCIAL PAPER (A) - 35.00%

                        Finance - 23.19%
        4,368,000       Bil North America
                        5.60%, 01/09/98                        4,362,564
        3,650,000       Budget Funding Corp.
                        5.85%, 01/30/98                        3,632,799
        4,000,000       Centre Square Funding Corp.
                        5.67%, 01/20/98                        3,988,030
          255,000       Ford Capital BV
                        9.13%, 05/01/98                          257,186
        4,000,000       General Electric Capital Corp.
                        5.53%, 01/20/98                        3,988,326
        1,000,000       General Electric Capital Corp.
                        7.25%, 03/03/98                        1,001,927
        9,100,000       Grand Metropolitan Capital Corp.
                        5.54%, 01/07/98                        9,091,598
        4,000,000       Jefferson Smurfit Finance Corp.,
                        Series B
                        5.75%, 02/18/98                        3,969,333
        5,000,000       Lexington Parker Capital Corp.
                        5.93%, 01/21/98                        4,983,528
          293,000       Lexington-Parker Capital Corp, LLC
                        5.95%, 04/03/98                          288,545
        2,500,000       National Rural Utilities
                        Cooperative Finance Corp.
                        5.55%, 02/13/98                        2,483,427
        6,878,000       Pegasus Two, Ltd.
                        5.86%, 03/18/98                        6,792,912
        6,000,000       Sanyo Electric Finance Co.
                        6.60%, 02/12/98                        5,953,800
        1,500,000       Toshiba Capital Asia Corp.
                        5.61%, 03/05/98                        1,485,274
        1,096,000       Toshiba International Finance
                        6.00%, 01/28/98                        1,091,068
        1,084,000       Toshiba International Finance
                        6.00%, 02/02/98                        1,078,219
        6,000,000       Westpac Capital Corp.
                        5.70%, 01/27/98                        5,975,658
                                                             -----------
                                                              60,424,194
                                                             -----------

                        Consumer Goods - 3.25%
        2,500,000       PepsiCo, Inc.
                        6.13%, 01/15/98                        2,500,340
        6,000,000       Stanley Works
                        5.58%, 02/04/98                        5,968,380
                                                             -----------
                                                               8,468,720
                                                             -----------


                        Industry - 3.18%
          350,000       Archer-Daniels-Midland Co.
                        6.20%, 01/22/98                      $   348,775
        8,000,000       China International Marine
                        Containers Group, Ltd.
                        5.59%, 02/13/98                        7,946,298
                                                             -----------
                                                               8,295,073
                                                             -----------

                        Rubber Fabricating - 2.67%
        7,000,000       Bridgestone/Firestone, Inc.
                        7.35%, 01/27/98                        6,962,842
                                                             -----------

                        Energy - 1.94%
        5,160,000       Songs Fuel Co.
                        5.62%, 05/19/98                        5,048,836
                                                             -----------

                        Utilities - 0.39%
        1,012,000       Idaho Power Co.
                        6.05%, 01/23/98                        1,008,258
                                                             -----------

                        Commercial Bank - 0.38%
        1,000,000       First Union Corp.
                        6.75%, 01/15/98                        1,000,313
                                                             -----------
                        Total Commercial Paper                91,208,236
                        (Cost $91,208,236)                   -----------


       CERTIFICATES OF DEPOSIT - 15.54%

        2,500,000       Bankers Trust Co.
                        5.92%, 07/17/98                        2,499,615
        5,000,000       Barclays Bank Plc
                        5.75%, 12/16/98                        4,998,588
        5,000,000       Barclays Bank Plc
                        5.73%, 04/16/98                        4,999,792
        5,000,000       Corestates Bank of North America
                        5.81%, 09/08/98                        5,000,000
        3,000,000       Deutsche Bank AG
                        5.95%, 10/26/98                        2,998,836
        7,000,000       Sanwa Bank, Ltd., New York
                        6.55%, 06/24/98                        7,000,324
       10,000,000       Skandinaviska Enskilda Banken
                        5.88%, 06/03/98                       10,000,000
        3,000,000       Societe Generale
                        5.97%, 09/15/98                        3,000,202
                                                             -----------
                        Total Certificates of Deposit         40,497,357
                        (Cost $40,497,357)                   -----------

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                               MONEY MARKET FUND
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, CONTINUED - DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                        Value
       Par Value                                                       (Note 2)
       -------------------------------------------------------------------------

       REPURCHASE AGREEMENTS - 9.94%

       $ 8,000,000      First Union Repurchase Agreement
                        5.88%, 1/2/98, Dated 12/03/97
                        Repurchase Price $8,039,200
                        (Collateralized by Heller Financial
                        6.39%, Due 5/25/05; Total Par
                        $8,390,000; Market Value $8,494,928)       $  8,000,000
        17,900,000      First Union Repurchase Agreement
                        7.50%, 1/2/98, Dated 12/31/97
                        Repurchase Price $17,907,458
                        (Collateralized by Green Tree Lease
                        Finance 5.91%, due 1/20/99; Total Par
                        $14,500,000 and Green Tree Lease
                        Finance 6.20%, due 9/20/05; Total
                        Par $3,860,000; Total Market Value
                        of $19,253,880)                              17,900,000
                                                                   ------------
                        Total Repurchase Agreements                  25,900,000
                        (Cost $25,900,000)                         ------------


                                                                        Value
          Shares                                                      (Note 2)
       -------------------------------------------------------------------------

       INVESTMENT COMPANY - 0.47%

         1,236,333      State Street Bank Temporary Fund           $  1,236,333
                                                                   ------------
                        Total Investment Company                      1,236,333
                        (Cost $1,236,333)                          ------------


       Total Investments - 99.25%                                   258,654,578
        (Cost $258,654,578)                                        ------------

       Net Other Assets and Liabilities - 0.75%                       1,964,929
                                                                   ------------
       Net Assets - 100.00%                                        $260,619,507
                                                                   ============

--------------------------------------------
 *   Variable rate security. The rate shown reflects rate currently in effect.
(A)  Effective yield at time of purchase.
(B)  Zero Coupon Bond. Rate shown reflects effective yield to maturity.
MTN  Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1997, the aggregate cost of investment securities for tax purposes was $258,654,578.

As of December 31, 1997, the Portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; and $8,154 in
2005.

For the year ended December 31, 1997, the Portfolio has elected to defer $321 of capital losses attributable to Post-October Losses.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings (Unaudited)

              Aaa             89.50%
              NR (Not Rated)  10.50
                             ------
                             100.00%
                             ======

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

            STATEMENTS OF ASSETS AND LIABILITIES - DECEMBER 31, 1997
================================================================================


                                                               Select            Select             Select
                                                             Aggressive          Capital         International
                                                            Growth Fund     Appreciation Fund     Equity Fund
--------------------------------------------------------------------------------------------------------------
ASSETS:
        Investments (Note 2):
           Investments at cost........................... $  475,614,635     $  199,853,488     $  363,178,910
           Repurchase agreements at cost.................             --                 --                 --
           Net unrealized appreciation
             (depreciation)..............................    127,325,268         41,276,184         31,272,139
                                                          --------------     --------------     --------------
             Total investments at value..................    602,939,903        241,129,672        394,451,049
        Cash.............................................         92,502             31,303                 --
        Foreign currency
             (Cost $106,252 and $1,892,070
               respectively) (Notes 2 and 7).............             --            106,217          1,625,229
        Short-term investments held as
          collateral for securities
          loaned (Note 2)................................     43,514,100                 --                 --
        Receivable for investments sold..................      3,087,825          4,945,897                 --
        Receivable for shares sold.......................        630,419            194,768            108,725
        Receivable for foreign currency sold.............             --            103,363                 --
        Interest and dividend receivables................        209,728             58,024            531,794
        Deferred organizational expense (Note 2).........             --              2,971                 --
        Dividend tax reclaim receivables.................             --              6,849            347,663
        Net unrealized appreciation on forward
          currency contracts (Notes 2 and 8).............             --             10,735          1,418,782
                                                          --------------     --------------     --------------
             Total Assets................................    650,474,477        246,589,799        398,483,242
                                                          --------------     --------------     --------------

  LIABILITIES:
        Payable for investments purchased................      2,301,571          5,396,351                 --
        Payable for foreign currency purchased...........             --            433,692                 --
        Payable for shares repurchased...................             --                 --            107,907
        Payable to Custodian.............................             --                 --                337
        Collateral for Securities loaned.................     43,514,100                 --                 --
        Advisory fee payable (Note 3)....................        443,554            183,676            301,534
        Accrued expenses and other payables..............         92,091             50,530            158,149
                                                          --------------     --------------     --------------
             Total Liabilities...........................     46,351,316          6,064,249            567,927
                                                          --------------     --------------     --------------
  NET ASSETS............................................. $  604,123,161     $  240,525,550     $  397,915,315
                                                          ==============     ==============     ==============
  NET ASSETS consist of
        Paid-in capital (Note 6)......................... $  478,722,159       $201,094,417       $366,994,058
        Undistributed (distribution in
          excess of) net investment
          income (loss)..................................             --            (10,735)         2,055,754
        Accumulated (distribution in
          excess of) net realized gain
          (loss) on investments sold,
          foreign currency transactions..................     (1,924,266)        (1,844,338)        (3,563,727)
        Net unrealized appreciation of
          investments, assets and
          liabilities in foreign
          currency.......................................    127,325,268         41,286,206         32,429,230
                                                          --------------     --------------     --------------
  TOTAL NET ASSETS....................................... $  604,123,161     $  240,525,550     $  397,915,315
                                                          ==============     ==============     ==============
  Shares of beneficial interest
      outstanding (unlimited authorization,
      no par value)......................................    271,561,208        141,678,833        296,715,707
  NET ASSET VALUE,
      Offering and redemption price per share
      (Net Assets/Shares Outstanding).................... $        2.225     $        1.698     $        1.341
                                                          ==============     ==============     ==============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

             Select           Select Growth        Select            Money
             Growth            and Income          Income            Market
              Fund                Fund              Fund              Fund
--------------------------------------------------------------------------------

        $  384,683,313     $  398,374,799     $  101,168,989     $  232,754,578
                    --         15,000,000                 --         25,900,000
            93,191,166         77,682,595          2,812,622                 --
        --------------     --------------     --------------     --------------
           477,874,479        491,057,394        103,981,611        258,654,578
                    --                541                147              8,350

                    --                 --                 --                 --
                    --                 --                 --                 --
             2,217,070            825,482            499,258                 --
               581,046            476,174            721,524            459,451
                    --                 --                 --                 --
               778,327            975,607          1,189,133          1,581,840
                    --                 --                 --                 --
                    --                 --                 --                 --
                    --                 --                 --                 --
        --------------     --------------     --------------     --------------
           481,450,922        493,335,198        106,391,673        260,704,219
        --------------     --------------     --------------     --------------


            10,693,088         19,455,976          2,067,820                 --
                    --                 --                 --                 --
                    --                 --                 --                 --
                 8,660                 --                 --                 --
                    --                 --                 --                 --
               329,358            268,326             49,861             59,896
                63,843             58,402             20,621             24,816
        --------------     --------------     --------------     --------------
            11,094,949         19,782,704          2,138,302             84,712
        --------------     --------------     --------------     --------------
        $  470,355,973     $  473,552,494     $  104,253,371     $  260,619,507
        ==============     ==============     ==============     ==============



        $  370,943,171     $  394,435,915     $  102,510,332     $  260,664,450
               100,512             66,666                912                 --

             6,121,124          1,367,318         (1,070,495)           (44,943)

            93,191,166         77,682,595          2,812,622                 --
        --------------     --------------     --------------     --------------
        $  470,355,973     $  473,552,494     $  104,253,371     $  260,619,507
        ==============     ==============     ==============     ==============



           259,691,378        305,179,193        101,975,296        260,664,450


        $        1.811     $        1.552     $        1.022     $        1.000
        ==============     ==============     ==============     ==============


-------------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

          STATEMENTS OF OPERATIONS - FOR YEAR ENDED DECEMBER 31, 1997
================================================================================

                                                                   Select              Select                  Select
                                                                 Aggressive            Capital              International
                                                                Growth Fund        Appreciation Fund         Equity Fund
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest (Note 2).....................................  $    562,840          $    808,189          $     99,405
        Dividends (Note 2)....................................     2,163,467               612,518             8,955,151
        Less net foreign taxes withheld.......................            --               (34,960)           (1,244,474)
                                                                ------------          ------------          ------------
                Total investment income.......................     2,726,307             1,385,747             7,810,082
                                                                ------------          ------------          ------------

EXPENSES
        Investment advisory fees (Notes 3 and 4)..............     4,850,649             1,813,444             3,258,876
        Custodian fees (Note 3)...............................        48,716                55,871               301,681
        Fund accounting fees (Note 3).........................        79,072                55,799                67,644
        Legal fees............................................         6,966                   817                   896
        Audit fees............................................        12,128                13,385                21,560
        Trustees' fees and expenses (Note 3)..................        11,792                 1,803                10,293
        Reports to shareholders...............................       241,993               136,844               253,542
        Amortization of organization costs (Note 2)...........            --                 1,284                    --
        Insurance.............................................         1,378                    --                   711
        Miscellaneous.........................................         6,596                10,619                24,733
                                                                ------------          ------------          ------------
                Total expenses before reductions..............     5,259,290             2,089,866             3,939,936
                Less reductions (Note 5)......................      (221,364)                   --               (70,636)
                                                                ------------          ------------          ------------
                Total expenses net of reductions..............     5,037,926             2,089,866             3,869,300
                                                                ------------          ------------          ------------
NET INVESTMENT INCOME (LOSS)..................................    (2,311,619)             (704,119)            3,940,782
                                                                ------------          ------------          ------------

NET REALIZED AND UNREALIZED
        GAIN (LOSS) ON INVESTMENTS (NOTE 2):
        Net realized gain (loss) on investments sold..........    38,455,043               895,552             7,636,009
        Net realized gain (loss) on foreign currency
          transactions........................................            --              (652,020)            7,017,386
        Net change in unrealized appreciation of assets
          and liabilities in foreign currency.................            --               331,966                38,117
        Net change in unrealized appreciation (depreciation)
          of investments......................................    49,158,982            30,006,760            (6,543,277)
                                                                ------------          ------------          ------------

NET GAIN (LOSS) ON INVESTMENTS................................    87,614,025            30,582,258             8,148,235
                                                                ------------          ------------          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........  $ 85,302,406          $ 29,878,139          $ 12,089,017
                                                                ============          ============          ============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

           Select             Select Growth            Select               Money
           Growth              and Income              Income               Market
            Fund                  Fund                  Fund                 Fund
--------------------------------------------------------------------------------------
        $    744,197          $  1,783,707          $  5,973,833          $ 13,319,005
           3,876,793             6,379,645               102,821               293,092
                  --                    --                    --                    --
        ------------          ------------          ------------          ------------
           4,620,990             8,163,352             6,076,654            13,612,097
        ------------          ------------          ------------          ------------


           2,959,723             2,807,177               524,021               647,964
              41,704                30,713                12,758                42,720
              57,513                66,594                55,502                57,184
               4,722                 6,562                    --                    --
              10,039                 9,938                10,740                 2,688
               8,800                10,408                 2,474                 5,869
             163,201               144,649                36,358                80,315
                  --                    --                    --                    --
                 478                    --                   127                    --
               9,042                    --                    --                    --
        ------------          ------------          ------------          ------------
           3,255,222             3,076,041               641,980               836,740
             (90,962)             (102,293)                   --                    --
        ------------          ------------          ------------          ------------
           3,164,260             2,973,748               641,980               836,740
        ------------          ------------          ------------          ------------
           1,456,730             5,189,604             5,434,674            12,775,357
        ------------          ------------          ------------          ------------



          27,996,165            37,150,110               418,192                (8,306)
                  --                    --                    --                    --

                  --                    --                    --                    --

          68,270,952            33,411,977             2,198,452                    --
        ------------          ------------          ------------          ------------

          96,267,117            70,562,087             2,616,644               (8,306)
        ------------          ------------          ------------          ------------

        $ 97,723,847          $ 75,751,691          $  8,051,318          $ 12,767,051
        ============          ============          ============          ============

--------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      Select Aggressive                     Select Capital
                                                                         Growth Fund                      Appreciation Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Year Ended December 31,             Year Ended December 31,
                                                                     1997             1996              1997              1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year...............................  $ 407,442,033    $ 254,871,723     $ 142,680,240     $  41,376,035
                                                                -------------    -------------     -------------     -------------

Increase in net assets
resulting from operations:
   Net investment income (loss)...............................     (2,311,619)      (1,746,724)         (704,119)         (285,112)
   Net realized gain (loss) on investments sold and foreign
      currency transactions...................................     38,455,043       30,022,198           243,532        (2,941,327)
   Net change in unrealized appreciation (depreciation)
      of investments and assets and liabilities in
      foreign currency........................................     49,158,982       24,617,401        30,338,726         6,300,578
                                                                -------------    -------------     -------------     -------------
   Net increase in net assets resulting
      from operations.........................................     85,302,406       52,892,875        29,878,139         3,074,139
                                                                -------------    -------------     -------------     -------------

Distributions to shareholders from:
   Net investment income......................................             --               --                --                --
   Distribution in excess of net investment income............             --               --                --                --
   Net realized gain on investments...........................    (45,241,565)     (27,969,046)               --          (283,116)
   Distribution in excess of net realized gain on investments.     (1,941,087)              --                --                --
   Return of capital..........................................             --               --                --            (1,211)
                                                                -------------    -------------     -------------     -------------
      Total distributions.....................................    (47,182,652)     (27,969,046)               --          (284,327)
                                                                -------------    -------------     -------------     -------------

Capital share transactions:
   Net proceeds from sales of shares..........................    125,269,733      118,694,806        72,527,425        99,864,671
   Issued to shareholders in reinvestment of distributions....     47,182,652       27,969,046                --           284,327
   Cost of shares repurchased.................................    (13,891,011)     (19,017,371)       (4,560,254)       (1,634,605)
                                                                -------------    -------------     -------------     -------------
      Net increase from
         capital share transactions...........................    158,561,374      127,646,481        67,967,171        98,514,393
                                                                -------------    -------------     -------------     -------------
      Total increase in net assets............................    196,681,128      152,570,310        97,845,310       101,304,205
                                                                -------------    -------------     -------------     -------------

NET ASSETS at end of year (including line A)..................  $ 604,123,161    $ 407,442,033     $ 240,525,550     $ 142,680,240
                                                                =============    =============     =============     =============

(A) Undistributed (distribution in excess of)
       net investment income (loss)...........................  $          --    $          --     $     (10,735)    $      67,349
                                                                =============    =============     =============     =============

OTHER INFORMATION:
Share transactions:
   Sold.......................................................     56,852,703       58,055,566        48,567,251        66,830,275
   Issued to shareholders in reinvestment of distributions....     21,321,286       13,670,395                --           183,318
   Repurchased................................................     (6,666,252)      (9,614,883)       (2,995,066)       (1,127,407)
                                                                -------------    -------------     -------------     -------------
      Net increase in shares outstanding......................     71,507,737       62,111,078        45,572,185        65,886,186
                                                                =============    =============     =============     =============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   Select International          Select Growth          Select Growth and              Select                 Money Market
        Equity Fund                  Fund                  Income Fund              Income Fund                   Fund
-----------------------------------------------------------------------------------------------------------------------------------
   Year Ended December 31,   Year Ended December 31,  Year Ended December 31,   Year Ended December 31,   Year Ended December 31,
     1997          1996         1997        1996          1997        1996         1997          1996        1997         1996
-----------------------------------------------------------------------------------------------------------------------------------
 $228,551,251 $143,124,686 $556,750,605 $444,870,953 $295,637,987 $191,610,000 $ 77,498,343 $ 60,368,094 $217,255,732 $155,211,174
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------



    3,940,782    2,064,136    1,456,730      668,264    5,189,604    3,415,490    5,434,674    4,174,976   12,775,357    9,613,835

   14,653,395    4,719,958   27,996,165   38,302,869   37,150,110   22,150,624   11,197,475    9,688,573       (8,306)     (35,900)


   (6,505,160)  29,610,329   68,270,952   (4,304,728)  33,411,977   20,168,372    2,198,452   (1,278,063)          --           --
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

   12,089,017   36,394,423   97,723,847   34,666,405   75,751,691   45,734,486    8,051,318    2,493,105   12,767,051    9,577,935
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


   (5,221,780)  (2,205,116)  (1,356,218)    (671,407)  (5,132,576)  (3,430,862)  (5,484,355)  (4,174,976) (12,775,357)  (9,613,835)
   (3,846,390)  (2,413,338)          --           --           --           --      (43,370)     (12,684)          --           --
  (12,587,981)    (540,596) (23,994,275) (32,240,794) (40,365,847) (21,071,408)          --           --           --           --
           --           --           --           --           --           --           --           --           --           --
           --           --           --           --           --           --           --           --           --           --
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  (21,656,151)  (5,159,050) (25,350,493) (32,912,201) (45,498,423) (24,502,270)  (5,527,725)  (4,187,660) (12,775,357)  (9,613,835)
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


  156,120,845  111,783,820  148,447,611   59,903,208  106,417,562   64,430,859   23,119,346   18,835,110  198,110,523  189,973,951
   21,656,151    5,159,050   25,350,493   32,912,201   45,498,423   24,502,270    5,527,725    4,187,660   12,775,357    9,613,835
  (17,171,483)  (5,613,441)  (4,366,736)  (9,143,048)  (4,254,746)  (6,137,358)  (4,415,636)  (4,197,966)(167,513,799)(137,507,328)
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

  160,605,513  111,329,429  169,431,368   83,672,361  147,661,239   82,795,771   24,231,435   18,824,804   43,372,081   62,080,458
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  151,038,379  142,564,802  241,804,722   85,426,565  177,914,507  104,027,987   26,755,028   17,130,249   43,363,775   62,044,558
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

 $397,915,315 $246,876,936 $470,355,973 $228,551,251 $473,552,494 $295,637,987 $104,253,371 $ 77,498,343 $260,619,507 $217,255,732
 ============ ============ ============ ============ ============ ============ ============ ============ ============ ============



 $  2,055,754 $    180,441 $    100,512 $         -- $     66,666 $         -- $        912 $     50,180 $         -- $         --
 ============ ============ ============ ============ ============ ============ ============ ============ ============ ============





  110,807,769   91,002,428   88,503,345   38,406,099   68,176,573   46,390,568   22,956,886   18,891,416  198,110,523  189,973,951
   15,986,697    3,819,374   14,088,744   23,015,341   29,288,180   17,558,493    5,530,969    4,249,588   12,775,357    9,613,835
  (12,167,111)  (4,536,939)  (2,710,693)  (6,129,428)  (2,756,863)  (4,557,725)  (4,382,183)  (4,232,440)(167,513,799)(137,507,328)
 ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  114,627,355   90,284,863   99,881,396   55,292,012   94,707,890   59,391,336   24,105,672   18,908,564   43,372,081   62,080,458
 ============ ============ ============ ============ ============ ============ ============ ============ ============ ============


--------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                               Income from Investment Operations
                          ----------------------------------------------
                                                 Net Realized
                             Net                     and
                            Asset                 Unrealized
                            Value         Net     Gain (Loss) Total from
     Year Ended           Beginning   Investment      on      Investment
    December 31,           of Year   Income/(2)/ Investments  Operations
  ---------------         ---------  ----------- ------------ ----------
Select Aggressive
 Growth Fund/(1)/
      1997                $ 2.037     $ (0.009)   $  0.387    $  0.378
      1996                  1.848       (0.009)      0.351       0.342
      1995                  1.397       (0.001)      0.452       0.451
      1994                  1.431       (0.002)     (0.032)     (0.034)
      1993                  1.197        0.001       0.234       0.235
      1992                  1.000        0.001       0.197       0.198
  Select Capital
Appreciation Fund/(1)/
      1997                  1.485       (0.005)      0.218       0.213
      1996                  1.369       (0.003)      0.124       0.121
      1995                  1.000       (0.001)      0.397       0.396
Select International
  Equity Fund/(1)/
      1997                  1.356        0.015       0.049       0.064
      1996                  1.136        0.011       0.238       0.249
      1995                  0.963        0.013       0.176       0.189
      1994                  1.000        0.003      (0.038)     (0.035)
Select Growth Fund/(1)/
      1997                  1.430        0.006       0.480       0.486
      1996                  1.369        0.005       0.297       0.302
      1995                  1.099           --       0.270       0.270
      1994                  1.119        0.003      (0.020)     (0.017)
      1993                  1.111        0.001       0.008       0.009
      1992                  1.000        0.001       0.111       0.112

                                               Less Distributions
                              -------------------------------------------------
                                                                                                    Net
                                          Distributions                                          Increase
                              Dividends     from Net                                            (Decrease)
                              from Net      Realized    Distributions                               in
                             Investment     Capital          in       Return of      Total       Net Asset
                               Income        Gains         Excess      Capital   Distributions     Value
                             ----------    ---------     ---------    ---------  -------------    -------
Select Aggressive
 Growth Fund/(1)/
      1997                    $     --    $  (0.182)   $ (0.008)(3)   $     --      $ (0.190)     $ 0.188
      1996                          --       (0.153)         --             --        (0.153)       0.189
      1995                          --           --          --             --            --        0.451
      1994                          --           --          --             --            --       (0.034)
      1993                      (0.001)          --          --             --        (0.001)       0.234
      1992                      (0.001)          --          --             --        (0.001)       0.197
  Select Capital
Appreciation Fund/(1)/
      1997                          --           --          --             --            --        0.213
      1996                          --       (0.005)         --             --        (0.005)       0.116
      1995                          --       (0.027)         --             --        (0.027)       0.369
Select International
  Equity Fund/(1)/
      1997                      (0.019)      (0.046)     (0.014)(4)        --         (0.079)      (0.015)
      1996                      (0.012)      (0.003)     (0.014)(4)        --         (0.029)       0.220
      1995                      (0.011)      (0.005)         --            --         (0.016)       0.173
      1994                      (0.001)      (0.001)         --            --         (0.002)      (0.037)
Select Growth Fund/(1)/
      1997                      (0.006)      (0.099)         --            --         (0.105)       0.381
      1996                      (0.005)      (0.236)         --            --         (0.241)       0.061
      1995                          --           --          --            --             --        0.270
      1994                      (0.003)          --          --            --         (0.003)      (0.020)
      1993                      (0.001)          --          --            --         (0.001)       0.008
      1992                      (0.001)          --          --            --         (0.001)       0.111

        -------------------------------------------------
*       Annualized
**      Not Annualized
(A)     Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)     Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995. The Select International Equity Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992 and changed investment sub-adviser on July 1, 1996.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $(0.010) in 1997, $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.006 in 1997, $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth
        Fund.
(3)     Distributions in excess of net realized capital gains.
(4)     Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                      Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------
                                                     Ratios To Average Net Assets
                                 ------------------------------------------------------------------
   Net Asset             Net Assets
     Value                 End of     Net                                             Portfolio  Average
    End of       Total     Year    Investment   Operating Expenses    Management Fee  Turnover Commissions
     Year       Return    (000's)    Income    (A)      (B)     (C)    Gross    Net     Rate     Rate(D)
 ------------  -------- ---------- ---------- -----    -----   -----  ------- ------  -------- -----------
  $  2.225      18.71%  $ 604,123   (0.45)%   0.99%    1.04%   1.04%   0.95%   0.95%     95%    $ 0.0617
     2.037      18.55%    407,442   (0.53)%   1.08%    1.08%   1.08%   1.00%   1.00%    113%      0.0597
     1.848      32.28%    254,872   (0.07)%   1.09%      --    1.09%   1.00%   1.00%    104%          --
     1.397      (2.31)%   136,573   (0.21)%   1.16%      --    1.16%   1.00%   1.00%    100%          --
     1.431      19.51%     66,251    0.10%    1.19%      --    1.23%   1.00%   0.96%     76%          --
     1.197      19.85%**    9,270    0.34%*   1.35%*     --    1.88%*   N/A     N/A      33%          --

     1.698      14.28%    240,526   (0.38)%   1.13%    1.13%   1.13%   0.98%   0.98%    133%      0.0444
     1.485       8.80%    142,680   (0.32)%   1.13%    1.13%   1.13%   1.00%   1.00%     98%      0.0414
     1.369      39.56%**   41,376   (0.25)%*  1.35%*     --    1.42%*  1.00%*  0.93%*    95%          --

     1.341      4.65%     397,915    1.17%    1.15%    1.17%   1.17%   0.97%   0.97%     20%      0.0229
     1.356     21.94%     246,877    1.22%    1.20%    1.23%   1.23%   1.00%   1.00%     18%      0.0248
     1.136     19.63%     104,312    1.68%    1.24%      --    1.24%   1.00%   1.00%     24%          --
     0.963     (3.49)%**   40,498    0.87%*   1.50%*     --    1.78%*  1.00%*  0.72%*    19%          --

     1.811     34.06%     470,356    0.42%    0.91%    0.93%   0.93%   0.85%   0.85%     75%      0.0470
     1.430     22.02%     228,551    0.38%    0.92%    0.93%   0.93%   0.85%   0.85%    159%      0.0457
     1.369     24.59%     143,125    0.02%    0.97%     --     0.97%   0.85%   0.85%     51%          --
     1.099     (1.49)%     88,263    0.37%    1.03%     --     1.03%   0.85%   0.85%     55%          --
     1.119      0.84%      53,854    0.15%    1.05%     --     1.08%   0.85%   0.82%     65%          --
     1.111     11.25%**     9,308    0.40%*   1.20%*    --     1.72%*   N/A     N/A       3%          --

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                                  Income from Investment Operations
                           -----------------------------------------------
                                                  Net Realized
                              Net                     and
                             Asset                 Unrealized
                             Value        Net       Gain (Loss) Total from
    Year Ended             Beginning   Investment      on       Investment
   December 31,             of Year   Income/(2)/  Investments  Operations
  --------------           ---------  -----------  ----------- -----------
 Select Growth and
  Income Fund/(1)/
        1997               $ 1.405      $ 0.020       $ 0.293    $ 0.313
        1996                 1.268        0.020         0.246      0.266
        1995                 1.027        0.019         0.290      0.309
        1994                 1.069        0.025        (0.018)     0.007
        1993                 0.990        0.023         0.079      0.102
        1992                 1.000        0.008        (0.009)    (0.001)

Select Income Fund/(1)/
        1997                 0.995        0.060         0.028      0.088
        1996                 1.024        0.061        (0.029)     0.032
        1995                 0.930        0.060         0.095      0.155
        1994                 1.035        0.055        (0.105)    (0.050)
        1993                 0.988        0.052         0.055      0.107
        1992                 1.000        0.018        (0.012)     0.006

    Money Market
        Fund
        1997                 1.000        0.053           --       0.053
        1996                 1.000        0.052           --       0.052
        1995                 1.000        0.057           --       0.057
        1994                 1.000        0.039           --       0.039
        1993                 1.000        0.030           --       0.030
        1992                 1.000        0.037           --       0.037
        1991                 1.000        0.060           --       0.060
        1990                 1.000        0.078           --       0.078
        1989                 1.000        0.086           --       0.086
        1988                 1.000        0.071           --       0.071

                                          Less Distributions
                          -----------------------------------------------------
                                                                                                  Net
                                       Distributions                                            Increase
                            Dividends    from Net                                              (Decrease)
                            from Net     Realized    Distributions                                 in
    Year Ended             Investment    Capital           in         Return of      Total      Net Asset
   December 31,              Income       Gains          Excess        Capital   Distributions    Value
  --------------          -----------  ------------- -------------    ---------  ------------- ----------
 Select Growth and
  Income Fund/(1)/
        1997                $ (0.020)     $ (0.146)    $    --         $    --     $ (0.166)     $ 0.147
        1996                  (0.020)       (0.109)         --              --       (0.129)       0.137
        1995                  (0.019)       (0.049)         --              --       (0.068)       0.241
        1994                  (0.025)       (0.017)     (0.007)/(3)/        --       (0.049)      (0.042)
        1993                  (0.023)           --          --              --       (0.023)       0.079
        1992                  (0.008)       (0.001)         --              --       (0.009)      (0.010)

Select Income Fund/(1)/
        1997                  (0.061)           --          --              --       (0.061)       0.027
        1996                  (0.061)           --          --              --       (0.061)      (0.029)
        1995                  (0.060)           --      (0.001)/(4)/        --       (0.061)       0.094
        1994                  (0.055)           --          --              --       (0.055)      (0.105)
        1993                  (0.052)       (0.008)         --              --       (0.060)       0.047
        1992                  (0.018)           --          --              --       (0.018)      (0.012)

    Money Market
        Fund
        1997                  (0.053)           --          --             --       (0.053)          --
        1996                  (0.052)           --          --             --       (0.052)          --
        1995                  (0.057)           --          --             --       (0.057)          --
        1994                  (0.039)           --          --             --       (0.039)          --
        1993                  (0.030)           --          --             --       (0.030)          --
        1992                  (0.037)           --          --             --       (0.037)          --
        1991                  (0.060)           --          --             --       (0.060)          --
        1990                  (0.078)           --          --             --       (0.078)          --
        1989                  (0.086)           --          --             --       (0.086)          --
        1988                  (0.071)           --          --             --       (0.071)          --

----------------------------------------------------------
  *     Annualized
 **     Not Annualized
(A)     Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)     Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Equity Index Fund commenced operations on September 28, 1990. The Select Growth and Income Fund and Select Income Fund commenced operations on August 21, 1992. The Growth Fund changed Investment Sub-Adviser on April 1, 1988.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.038 in 1997, $0.046 in 1996 and $0.038 in 1993 for Growth Fund; $0.031 in 1993,
        $0.028 in 1992, and $0.031 in 1991 for Equity Index Fund; $0.019
        in 1997, $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for
        Select Growth and Income Fund; and $0.060 in 1995, $0.055 in 1994, $0.050 in 1993, $0.015 in 1992 for Select Income Fund; and
        $0.030 in 1993 and $0.084(3) in 1988 for Money Market Fund.
(3)     Distributions in excess of net realized capital gains.
(4)     Distributions in excess of net investment income.
(5)     Unaudited.

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                               Ratios/Supplemental Data
                      ------------------------------------------------------------------------------
                                              Ratios To Average Net Assets
                          -----------------------------------------------------------------
        Net Asset          Net Assets
         Value              End of       Net                                                Portfolio   Average
         End of    Total     Year     Investment     Operating Expenses     Management Fee  Turnover Commissions
          Year    Return   (000's)     Income     (A)      (B)       (C)     Gross     Net    Rate      Rate(D)
        --------- ------  ----------- ---------- -----    -----     -----   ------    -----  ------- -----------
        $ 1.552   22.51%  $ 473,552     1.34%    0.77%    0.80%     0.80%    0.73%    0.73%    71%     $ 0.0569
          1.405   21.26%    295,638     1.44%    0.80%    0.83%     0.83%    0.75%    0.75%    78%       0.0563
          1.268   30.32%    191,610     1.69%    0.85%      --      0.85%    0.75%    0.75%   112%           --
          1.027    0.73%    110,213     2.51%    0.91%      --      0.91%    0.75%    0.75%   107%           --
          1.069   10.37%     60,518     2.73%    0.99%      --      1.03%    0.75%    0.71%    25%           --
          0.990   (0.11)%**   7,302     3.20%*   1.10%*     --      2.37%*    N/A      N/A      4%           --

          1.022    9.17%    104,253     6.12%    0.72%   0.72%      0.72%    0.59%    0.59%    79%           --
          0.995    3.32%     77,498     6.29%    0.74%   0.74%      0.74%    0.60%    0.60%   108%           --
          1.024   16.96%     60,368     6.24%    0.79%      --      0.80%    0.60%    0.59%   131%           --
          0.930   (4.82)%    40,784     6.07%    0.83%      --      0.85%    0.60%    0.58%   105%           --
          1.035   10.95%     25,302     5.91%    0.91%      --      1.08%    0.60%    0.43%   171%           --
          0.988   0.62%**     5,380     5.38%*   1.00%*     --      1.67%*    N/A      N/A    119%           --


          1.000    5.47%    260,620     5.33%    0.35%   0.35%      0.35%    0.27%    0.27%   N/A            --
          1.000    5.36%    217,256     5.22%    0.34%   0.34%      0.34%    0.28%    0.28%   N/A            --
          1.000    5.84%    155,211     5.68%    0.36%     --       0.36%    0.29%    0.29%   N/A            --
          1.000    3.93%     95,991     3.94%    0.45%     --       0.45%    0.31%    0.31%   N/A            --
          1.000    3.00%     71,052     2.95%    0.42%     --       0.43%    0.32%    0.31%   N/A            --
          1.000    3.78%     64,506     3.65%    0.44%     --       0.44%    N/A       N/A    N/A            --
          1.000    6.67%     39,909     5.98%    0.43%     --       0.43%    N/A       N/A    N/A            --
          1.000    8.63%     28,330     8.22%    0.42%     --       0.42%    N/A       N/A    N/A            --
          1.000    9.69%     12,060     8.62%    0.58%     --       0.58%    N/A       N/A    N/A            --
          1.000    7.30%/(5)/ 7,156     7.13%    0.60%     --       0.71%    N/A       N/A    N/A            --

                       See Notes to Financial Statements.
---------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios (see Note
9). The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select Capital Appreciation, Select International Equity, Select Growth, Select Growth and Income, Select Income, and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.   Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity and Select Capital Appreciation Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coup-

                             ---------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

ton bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1997.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Select Growth and Income, and Select Income Funds, and annually for the Select Aggressive Growth, Select Capital Appreciation, Select International Equity and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

Security Lending: Each Portfolio may loan securities to certain brokers who pay the Portfolio negotiated lenders' fees. Collateral must be maintained at a value at least equal to the value at all times of the securities lent. At December 31, 1997, securities with aggregate value of approximately $42,624,931 were on loan to brokers for the Select Aggressive Growth Fund. The loans were secured with cash collateral of $43,514,100, which was subsequently invested in short-term investments. The related income earned was $13,619, which is included in interest income for the year ended December 31, 1997.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund and Select Income Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

--------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Trust's Investment Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, as amended on March 18, 1997 and August 15, 1997, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                        Percentage of Average Daily Net Assets

                                        First         Next          Next         Next         Over
Portfolio                           $100,000,000  $150,000,000  $250,000,000 $250,000,000  $750,000,000
-------------------------------------------------------------------------------------------------------
Select Aggressive Growth                1.00%         0.90%         0.85%         0.85%         0.85%
Select Capital Appreciation             1.00%         0.90%         0.85%         0.85%         0.85%
Select International Equity             1.00%         0.90%         0.85%         0.85%         0.85%
Select Growth                           0.85%         0.85%         0.85%         0.85%         0.85%
Select Growth and Income                0.75%         0.70%         0.65%         0.65%         0.65%

                            First           Next            Over
Portfolio               $50,000,000     $200,000,000    $250,000,000
--------------------------------------------------------------------
Money Market               0.35%            0.25%          0.20%

                            First           Next            Over
Portfolio               $50,000,000     $50,000,000     $100,000,000
---------------------------------------------------------------------
Select Income               0.60%          0.55%           0.45%

Prior to September 1, 1997, the following Portfolios paid a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                    Percentage of Average Daily Net Assets

                               First         Next         Over
Portfolio                   $50,000,000  $200,000,000  $250,000,000
-------------------------------------------------------------------
Select Aggressive Growth        1.00%         1.00%        1.00%
Select Capital Appreciation     1.00%         1.00%        1.00%
Select International Equity     1.00%         1.00%        1.00%
Select Growth and Income        0.75%         0.75%        0.75%
Select Income                   0.60%         0.60%        0.60%

                         -------------------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

Amendments to the management agreement were approved by the shareholders of the applicable funds of the Trust at meetings held on March 18, 1997 and August 15, 1997.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

Select Aggressive Growth        Nicholas-Applegate Capital Management, L.P.
Select Capital Appreciation     Janus Capital Corporation
Select International Equity     Bank of Ireland Asset Management (U.S.) Limited
Select Growth                   Putnam Investment Management, Inc.
Select Growth and Income        John A. Levin & Co., Inc.
Select Income                   Standish, Ayer & Wood, Inc.
Money Market                    Allmerica Asset Management, Inc.

At a meeting of shareholders held August 15, 1997, shareholders also approved amendments to the sub-advisory agreements for Select Aggressive Growth Fund and Select Capital Appreciation Fund.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.   REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Growth Fund - 1.20%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00%, and Money Market Fund - 0.60%), the Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

---------------------------------------------

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------

7.  FOREIGN SECURITIES

All Portfolios may purchase securities of foreign issuers. Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.  FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund and the Select Capital Appreciation Fund enter into these contracts primarily to protect the Portfolio from adverse currency movement.

9.  SUBSEQUENT EVENT

The Trust recently established two new managed investment portfolios: Select Emerging Markets Fund and Select Strategic Growth Fund. Schroder Capital Management International Inc., a wholly-owned subsidiary of Schroders, Plc, will serve as sub-adviser for the Select Emerging Markets Fund. Cambiar Investors, Inc., a wholly-owned subsidiary of United Asset Management Corporation, will serve as sub-adviser for the Select Strategic Growth Fund. The new Portfolios are expected to commence operations on or about February 20, 1998.

                                    --------------------------------------------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders
of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select International Equity Fund, Select Growth Fund, Select Growth and Income Fund, Select Income Fund, and Money Market Fund, (seven of the Portfolios constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
February 11, 1998

--------------------------------------------                                F-35

--------------------------------------------------------------------------------
                          ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

A special meeting of the Trust's shareholders was held on August 15, 1997 in which they approved twelve proposals. The results were as follows:

Proposal 1      To elect as Trustees the following eight nominees:
----------

                              Shares          Shares      Percent of
                               For           Withheld    Shares Voted
                          -------------     ----------   ------------
Cynthia A. Hargadon       1,938,258,984     31,269,098      100.00%
Gordon Holmes             1,939,243,085     30,284,997      100.00%
John P. Kavanaugh         1,939,797,208     29,730,874      100.00%
Bruce E. Langton          1,937,762,009     31,766,074      100.00%
John F. O'Brien           1,939,501,868     30,026,214      100.00%
Attiat F. Ott             1,938,512,953     31,015,129      100.00%
Richard M. Reilly         1,940,655,029     28,873,054      100.00%
Ranne P. Warner           1,938,603,816     30,924,266      100.00%


Proposal 2      To ratify the selection of Price Waterhouse LLP
----------      as independent accountants for the Trust:


                            Shares        Shares         Shares      Percent of
                             For          Against      Abstaining   Shares Voted
                        -------------   ----------     ----------   ------------
Price Waterhouse LLP    1,905,804,327   16,680,566     47,043,189     100.00%


Proposal 3      To amend the management fee schedules in the Management
----------      Agreement between Allmerica Investment Management Company, Inc.
                and Allmerica Investment Trust for the Funds below:

                               Shares        Shares       Shares     Percent of
                                 For         Against    Abstaining  Shares Voted
                             -----------   ----------   ----------  ------------
Select Aggressive Growth     210,913,895    5,360,717   7,081,745      100.00%
Select Capital Appreciation  114,202,372    3,265,814   3,442,617      100.00%
Select International Equity  220,386,752    4,564,117   7,695,067      100.00%
Growth                       222,195,807   14,056,428   8,369,802      100.00%
Select Growth and Income     227,489,980    5,863,093   8,109,903      100.00%
Select Income                 78,873,767    1,233,240   5,176,275      100.00%
Investment Grade Income      142,274,939    7,145,607   4,262,609      100.00%


Proposal 4      To amend the sub-adviser fee schedule in the Sub-Adviser
----------      Agreement between Allmerica Investment Management Company,
                Inc. and Nicholas-Applegate Capital Management, L.P. relating to the Select Aggressive Growth Fund:


                              Shares       Shares        Shares      Percent of
                                For        Against     Abstaining   Shares Voted
                            -----------   ---------    ----------   ------------
Select Aggressive Growth    211,648,040   3,985,212     7,723,105     100.00%


Proposal 5      To amend the sub-adviser fee schedule in the Sub-Adviser
----------      Agreement between Allmerica Investment Management Company,
                Inc. and Janus Capital Corporation relating to the Select
                Capital Appreciation Fund:


                                Shares       Shares     Shares       Percent of
                                  For        Against   Abstaining   Shares Voted
                              -----------   ---------  ----------   ------------
Select Capital Appreciation   114,086,423   3,046,035   3,778,346     100.00%


F-36                                --------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------


Proposal 6      To approve an arrangement that would permit the Investment
----------      Manager of the Trust to enter into and materially amend sub-
                advisory agreements with non-affiliated sub-advisers without obtaining shareholder approval relating to the Funds below:

                                   Shares        Shares           Shares       Percent of
                                    For          Against        Abstaining    Shares Voted
                                -----------     ----------      ----------    ------------
Select Aggressive Growth        202,036,453     13,599,240       7,720,664       100.00%
Select Capital Appreciation     109,284,768      7,510,075       4,115,960       100.00%
Select Value Opportunity         79,769,789      7,689,239       2,213,323       100.00%
Select International Equity     209,996,997     14,324,566       8,324,373       100.00%
Select Growth                   179,696,429     11,284,076       8,477,958       100.00%
Growth                          212,156,478     22,705,825       9,759,733       100.00%
Select Growth and Income        215,564,920     15,676,684      10,221,371       100.00%
Select Income                    75,878,564      3,137,643       6,267,075       100.00%


Proposal 7      To change the status of the investment objective of each
----------      Fund of the Trust from fundamental to non-fundamental:

                                   Shares        Shares           Shares       Percent of
                                    For          Against        Abstaining    Shares Voted
                                -----------     ----------      ----------    ------------
Select Aggressive Growth        199,892,080     15,656,151       7,808,127       100.00%
Select Capital Appreciation     108,482,011      8,778,200       3,650,593       100.00%
Select Value Opportunity         78,734,323      8,501,412       2,436,617       100.00%
Select International Equity     207,396,063     16,754,817       8,495,056       100.00%
Select Growth                   176,524,469     14,761,165       8,172,830       100.00%
Growth                          207,638,770     27,600,709       9,382,558       100.00%
Equity Index                     76,633,944      7,821,946       2,211,602       100.00%
Select Growth and Income        212,516,025     19,542,689       9,404,262       100.00%
Select Income                    75,285,571      3,586,410       6,411,300       100.00%
Investment Grade Income         136,062,950     12,797,731       4,822,474       100.00%
Government Bond                  38,759,285      4,497,417       1,465,727       100.00%
Money Market                    215,353,047     18,194,661      13,495,093       100.00%


Proposal 8      To revise the investment restrictions of each Fund of the
----------      Trust to permit the Fund to borrow money for temporary purposes when the aggregate amount borrowed does not exceed 33 1/3% of the value of the Fund's total assets at the time such borrow is made:

                                   Shares        Shares           Shares       Percent of
                                    For          Against        Abstaining    Shares Voted
                                -----------     ----------      ----------    ------------
Select Aggressive Growth        191,754,480     23,649,250       7,952,627       100.00%
Select Capital Appreciation     102,008,709     14,085,611       4,816,484       100.00%
Select Value Opportunity         74,750,173     12,319,606       2,602,573       100.00%
Select International Equity     198,505,712     24,736,579       9,403,645       100.00%
Select Growth                   168,311,152     22,211,984       8,935,328       100.00%
Growth                          199,904,328     34,837,588       9,880,121       100.00%
Equity Index                     72,418,535     11,777,318       2,471,639       100.00%
Select Growth and Income        203,469,878     26,878,157      11,114,941       100.00%
Select Income                    73,158,611      5,875,439       6,249,232       100.00%
Investment Grade Income         131,877,958     17,190,516       4,614,681       100.00%
Government Bond                  37,150,526      6,044,470       1,527,433       100.00%
Money Market                    202,129,620     30,802,423      14,110,757       100.00%

-----------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------


Proposal 9      To change the status of the investment restrictions of each
----------      fund of the Trust relating to financial futures and
                related options from fundamental to non-fundamental:

                                  Shares         Shares          Shares      Percent of
                                    For          Against       Abstaining   Shares Voted
                                -----------     ----------     ----------   ------------
Select Aggressive Growth        197,382,652     17,966,640      8,007,066       100.00%
Select Capital Appreciation     107,113,209      9,612,369      4,185,225       100.00%
Select Value Opportunity         78,077,748      8,978,651      2,615,953       100.00%
Select International Equity     205,428,153     18,335,742      8,882,040       100.00%
Select Growth                   174,587,490     16,485,541      8,385,432       100.00%
Growth                          205,011,067     29,451,137     10,159,833       100.00%
Equity Index                     75,341,614      9,159,968      2,165,910       100.00%
Select Growth and Income        210,679,129     20,453,649     10,330,197       100.00%
Select Income                    74,957,488      4,092,658      6,233,135       100.00%
Investment Grade Income         135,817,086     13,212,694      4,653,375       100.00%
Government Bond                  38,525,164      4,814,161      1,383,104       100.00%
Money Market                    212,675,590     20,750,585     13,616,626       100.00%

Proposal 10     To revise the investment policies of the Select Value
-----------     Opportunity Fund to permit the Fund to engage in
                financial futures and related options transactions:

                                  Shares         Shares          Shares      Percent of
                                    For          Against       Abstaining   Shares Voted
                                -----------     ----------     ----------   ------------
Select Value Opportunity         78,603,876      8,271,306      2,797,170       100.00%


Proposal 11     To change the status of certain investment policies of the
-----------     Growth Fund relating to the types of securities in
                which the Fund may invest and related limitations, if any, from fundamental to non-fundamental:

                                  Shares         Shares          Shares      Percent of
                                    For          Against       Abstaining   Shares Voted
                                -----------     ----------     ----------   ------------
Growth                          208,052,803     26,700,986      9,868,247       100.00%


Proposal 12     To revise the investment restrictions of the funds
-----------     listed below to permit such Funds to invest in securities
                which are restricted as to disposition under Federal securities laws:

                                  Shares         Shares          Shares      Percent of
                                    For          Against       Abstaining   Shares Voted
                                -----------     ----------     ----------   ------------
Growth                          211,745,319     22,642,962     10,233,756       100.00%
Equity Index                     76,319,871      7,976,776      2,370,845       100.00%
Investment Grade Income         137,897,454     11,258,361      4,527,340       100.00%
Government Bond                  39,298,062      3,968,040      1,456,327       100.00%
Money Market                    215,152,360     18,978,223     12,912,217       100.00%


At a special meeting of shareholders of the Select Value Opportunity Fund held on December 30, 1997, shareholders approved the new Sub-Adviser Agreement between Allmerica Investment Management Company, Inc. and Cramer Rosenthal McGlynn, LLC. The results were as follows:

                                  Shares         Shares          Shares      Percent of
                                    For          Against       Abstaining   Shares Voted
                                -----------     ----------     ----------   ------------
                                 96,229,373      3,268,212      4,051,344       100.00%

                                  ----------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                             REGULATORY DISCLOSURES
-------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                 CLIENT NOTICES
-------------------------------------------------------------------------------


This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica Select Resource, Allmerica Select Resource II, Allmerica Select Life and Allmerica Select Inheiritage contracts. Separate account financial statements will no longer be provided.


-----------------------------------------------                             F-39

                      This page left blank intentionally.

                              Allmerica Financial

Allmerica Select products are offered through Allmerica Financial Life Insurance and Annuity Company. Our parent company, First Allmerica Financial, is the nation's fifth oldest life insurance company. Founded in 1844, First Allmerica Financial has been serving the financial needs of its policyholders for more than 150 years.

Allmerica Select brings together the experience and financial strength of Allmerica Financial Life with the talent of some of the world's leading money managers. It's a powerful combination that can help achieve your financial goals.


Allmerica Select Variable Products are issued by First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company and are distributed by Allmerica Investments, Inc. To be preceded or accompanied by the current Allmerica Select Product prospectus.
                      Read it carefully before investing.


              [LOGO OF ALLMERICA INVESTMENTS, INC. APPEARS HERE]
                          ALLMERICA INVESTMENTS, INC.
              440 LINCOLN STREET, WORCHESTER, MASSACHUSETTS 01653